     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 1999
                    Securities Act Registration No. 33--66080
                Investment Company Act Registration No. 811-7874

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-lA
                                       ---
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
                                       ---
                      POST-EFFECTIVE AMENDMENT NO. 10 [ X ]

                                       and
                                       ---
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [ X ]
                                     OF 1940
                                       ---
                             AMENDMENT NO. 12 [ X ]

                          ONE GROUP(R) INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                    (Address of Principal Executive Offices)

                                 (614) 249-7111
                         (Registrant's Telephone Number)

                               CHRISTOPHER A. CRAY
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (Name and Address of Agent for Service)

                                   Copies To:

   Alan G. Priest, Esquire                Elizabeth Davin, Esquire
   Ropes & Gray                           Druen, Dietrich, Reynolds & Koogler
   One Franklin Square                    One Nationwide Plaza
   1301 K Street, N.W., Suite 800E        Columbus, Ohio  43216
   Washington, D.C.  20005

Approximate Date of Proposed Public Offering: Immediately upon effectiveness

It is proposed that this filing will become effective (check appropriate box)


                  Immediately upon filing pursuant to paragraph (b)
          ------
                  on (date) pursuant to paragraph (b)
          ------
           X      60 days after filing pursuant to paragraph (a)(1)
          ------
                  on (DATE) pursuant to paragraph (a)(1)
          ------
                  75 days after filing pursuant to paragraph (a)(2)
          ------
                  on (DATE) pursuant to paragraph (a)(2)
          ------
                     of Rule 485.

If appropriate, check the following box:

                  This post-effective amendment designates a new effective ------ date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Beneficial Interest, without par value.

In accordance with Rules 24f-1 and 24f-2 under the Investment Company Act of 1940, upon the effective date of its registration statement, Registrant shall be deemed to have registered an indefinite amount of securities and will pay registration fees no later than 90 days after its fiscal year end.

                         ONE GROUP(R) INVESTMENT TRUST

                              CROSS REFERENCE SHEET
                              ---------------------


FORM N-1A PART A ITEM                                                                   PROSPECTUS CAPTION
---------------------                                                                   ------------------
1.       Front and Back Cover Pages  ...........................................        Cover Pages


2.       Risk/Return Summary: Investments, Risks and Performance................        Risk/Return Summaries

3.       Risk/Return Summary:  Fee Table .......................................        Not Applicable

4.       Investment Objectives, Principal Investment Strategies,
         and Related Risks......................................................        Risk/Return Summaries;
                                                                                        More About the Portfolios;
                                                                                        Principal Investment Strategies;
                                                                                        Appendix A

5.       Management's Discussion of Fund Performance ...........................        Not Applicable--Information
                                                                                        included in Annual Report

6.       Management, Organization, and Capital Structure .......................        Management of the Portfolios

7.       Shareholder Information ...............................................        Shareholder Information


8.       Distribution Arrangements .............................................        Not Applicable


9.       Financial Highlights Information ......................................        Financial Highlights


                                                                         STATEMENT OF
                                                                         ADDITIONAL INFORMATION
FORM N-1A PART B ITEM                                                       CAPTION
---------------------                                                       -------
10. Cover Page and Table of Contents                                   Cover Page and Table of Contents

11. Fund History                                                       The Trust

12. Description of the Fund and Its Investments and Risks              The Trust; Additional Information -
                                                                       Description of Shares

13. Management of the Fund                                             Management of the Trust

14. Control Persons and Principal                                      Additional Information - Shareholders
      Holders of Securities

15. Investment Advisory and Other                                      Management of the Trust
         Services

16. Brokerage Allocation and Other Practices                           Management of the Trust

17. Capital Stock and Other Securities Valuation;                      Valuation; Additional Information
                                                                       Regarding the Calculation of Per Share Net
                                                                       Asset Value

18. Purchase, Redemption and Pricing of Shares                         Valuation; Additional Information
                                                                       Regarding the Calculation of Per Share Net
                                                                       Asset Value

19. Taxation of the Fund                                               Investment Objectives and Policies -
                                                                       Additional Tax Information Concerning All
                                                                       Funds

20. Underwriters                                                       Not Applicable

21. Calculation of Performance Data                                    Additional Information - Calculation of
                                                                       Performance Data

22. Financial Statements                                               Financial Statements will be included in a
                                                                       subsequent filing made pursuant to Rule 485(b)


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

ONE GROUP(R) INVESTMENT TRUST





PROSPECTUS              ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
MARCH  , 1999           ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
                        ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
                        ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
                        ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
                        ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
                        ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
                        ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
                        ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO









The Securities and Exchange
Commission has not approved
the shares of any of the Portfolios
as an investment or determined whether
this prospectus is accurate or
complete.  Anyone who tells
you otherwise is committing
a crime.

TABLE OF CONTENTS

                                                                        Page
RISK/RETURN SUMMARIES                                                     3
 One Group Investment Trust Bond Portfolio                                3
 One Group Investment Trust Government Bond Portfolio                     5
 One Group Investment Trust Balanced Portfolio                            7
 One Group Investment Trust Large Cap Portfolio                          10
 One Group Investment Trust Equity Index Portfolio                       12
 One Group Investment Trust Diversified Equity Portfolio                 13
 One Group Investment Trust Mid Cap Growth Portfolio                     15
 One Group Investment Trust Diversified Mid Cap Portfolio                17
 One Group Investment Trust Mid Cap Value Portfolio                      19
MORE ABOUT THE PORTFOLIOS                                                21
 Types of Portfolios                                                     21
 One Group Investment Trust                                              21
 Portfolio Quality                                                       21
 Illiquid Investments                                                    22
 Temporary Defensive Positions                                           22
 Portfolio Turnover                                                      22
SHAREHOLDER INFORMATION                                                  23
 Pricing of Portfolio Shares                                             23
 Purchase of Portfolio Shares                                            23
 Voting and Meetings                                                     23
 Redemption of Portfolio Shares                                          23
 Dividends                                                               23
 Questions                                                               24
 Tax Information                                                         24
 Qualified Plans                                                         ??
MANAGEMENT OF THE PORTFOLIOS                                             25
 The Advisor                                                             25
 The Portfolio Managers                                                  26
 Year 2000                                                               26
PRINCIPAL INVESTMENT STRATEGIES                                          28
FINANCIAL HIGHLIGHTS                                                     31

APPENDIX A:  INVESTMENT PRACTICES                                        40
APPENDIX B:  DESCRIPTION OF RATINGS                                      64

RISK/RETURN SUMMARIES

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO

WHAT IS THE GOAL OF THE BOND PORTFOLIO?

The Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities. (The Portfolio was formerly called the Bond Fund).

WHAT ARE THE BOND PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests mainly in investment grade bonds and debt securities. These include mortgage-backed and other types of asset-backed securities. Banc One Investment Advisors selects securities for the Portfolio by analyzing both individual securities and different market sectors. For more information about the Bond Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT IS A "BOND"?


A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. Government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities, and zero coupon obligations.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE BOND PORTFOLIO?

The main risks of investing in the Bond Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Bond Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Bond Portfolio.

         Interest Rate Risk. The Bond Portfolio's investments in bonds and other debt securities will increase or decrease in value based on changes in interest rates. When interest rates go up, the value of the Portfolio's investments generally goes down. On the other hand, if interest rates go down, the value of the Portfolio's investments generally goes up. Your investment will decline in value if the value of the Portfolio's investments decrease.

         Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also may affect a security's liquidity and make it difficult for the Portfolio to sell.

         Prepayment Risk. The issuers of mortgage-backed and asset-backed securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in pre-payment rates can make the price and yield of mortgage and asset-backed securities volatile. When mortgage and other obligations are pre-paid, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.


         Derivative Risk. The Portfolio invests in securities that are considered to be DERIVATIVES. The value of derivative securities (like mortgage-backed securities or asset-backed securities) is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio declines. Derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

         Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


HOW HAS THE BOND PORTFOLIO PERFORMED?

The charts and table below help show how the Bond Portfolio's performance may vary. The charts and table reflect that the Bond Portfolio inherited the financial history of the Pegasus Variable Bond Fund. This information may help you evaluate the risks of investing in the Portfolio. The charts show changes in the Portfolio's performance from year to year. The table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. PLEASE REMEMBER THAT THE BOND PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
TOTAL RETURN (PER CALENDAR YEAR)(1)

                    8.25%         8.66%
                    1997           1998


1. Total return for 1997 is from the date of the Portfolio's inception (i.e, May 1, 1997) through December 31, 1997.

-------------------------------------------------------------------------------
 Highest and Lowest Return
   (Quarterly 1997-1998)
-------------------------------------------------------------------------------
                                                          Quarter Ending

Highest                      4.78 %                       September 30, 1998

Lowest                       -0.11%                       December 31, 1998
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Average Annual Total Returns
  (through December 31, 1998)

-------------------------------------------------------------------------------
                                        1 Year             Life of Fund
                                                          (Since 5/1/97)

One Group Investment Trust Bond         8.66%               10.21%
Portfolio


Lehman Brothers Aggregate Bond Index(1) 8.69%               10.46%

--------------------------------------- --------------------------------------


----------------------------------

1 Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index.

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO


WHAT IS THE GOAL OF THE GOVERNMENT BOND PORTFOLIO?

The Portfolio seeks a high level of current income with liquidity and safety of principal. (The Portfolio was formerly called the Government Bond Fund).

WHAT ARE THE GOVERNMENT BOND PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio mainly invests in Government Bonds. Banc One Investment Advisors selects securities for the Portfolio by analyzing both individual securities and different market sectors. For more information about the Government Bond Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT IS A "GOVERNMENT BOND"?

A "government bond" is a debt instrument with principal and interest guaranteed by the U.S. Government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE GOVERNMENT BOND PORTFOLIO?

The main risks of investing in the Government Bond Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Government Bond Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Government Bond Portfolio.

         Interest Rate Risk. The Government Bond Portfolio's investments in bonds and other debt securities will increase or decrease in value based on changes in interest rates. When interest rates go up, the value of the Portfolio's investments generally goes down. On the other hand, if interest rates go down, the value of the Portfolio's investments generally goes up. Your investment will decline in value if the value of the Portfolio's investments decrease.

         Yield. Although the Portfolio's investment may be less risky than other types of securities, the Portfolio's ability to achieve higher income is not as great as that of Portfolios that invest in lower-quality instruments.

         Prepayment Risk. The issuers of mortgage-backed and asset-backed securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in pre-payment rates can make the price and yield of mortgage and asset-backed securities volatile. When mortgage and other obligations are pre-paid, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

         Derivative Risk. The Portfolio invests in securities that are considered to be derivatives. The value of derivative securities (like mortgage-backed securities or asset-backed securities) is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio declines. Derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

         Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE GOVERNMENT BOND PORTFOLIO PERFORMED?

The charts and table below help show how the Government Bond Portfolio's performance may vary. This may help you evaluate the risks of investing in the Portfolio. The charts show changes in the Portfolio's performance from year to year. The table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. PLEASE REMEMBER THAT THE GOVERNMENT BOND PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.


ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO

TOTAL RETURN (PER CALENDAR YEAR)(1)

           -.90%       16.69%      2.69%       9.67%        7.32%
           1994        1995        1996        1997         1998



1. Total return for 1994 is from the date of the Portfolio's inception (i.e., August 1, 1994) through December 31, 1994.

-------------------------------------------------------------------------------
 HIGHEST AND LOWEST RETURN
   (Quarterly 1994-1998)
-------------------------------------------------------------------------------
                                                             Quarter Ending
Highest                     5.00%                             June 30, 1995

Lowest                     -2.05%                             March 31, 1996
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
 (through December 31, 1998)
-------------------------------------------------------------------------------
                                        1 Year                  Life of Fund
                                                                (Since 8/1/94)

One Group Investment Trust Government   7.32%                    7.87%
Bond Portfolio


Salomon Brothers 3-7 Year Treasury      9.20%                    8.09%

-------------------------------------------------------------------------------

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO


WHAT IS THE GOAL OF THE BALANCED PORTFOLIO?

The Portfolio seeks to provide total return while preserving capital. (The Portfolio was formerly called the Asset Allocation Fund).

WHAT ARE THE BALANCED PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests in a combination of stocks, fixed income securities and money market instruments. The investment advisor, Banc One Investment Advisors will regularly review the Fund's asset allocations and vary them over time to favor investments that it believes will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Portfolio seeks total return over the long term, Banc One Investment Advisors will not attempt to time the market. Rather, asset allocation shifts will be made gradually over time. For more information about the Balanced Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE BALANCED PORTFOLIO?

The main risks of investing in the Balanced Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Balanced Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Balanced Portfolio.

         Market Risk. The Portfolio invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Fund decreases in value.

         Smaller Companies. The Portfolio's investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

         Interest Rate Risk. The Portfolio's investments in bonds and other debt securities will increase or decrease in value based on changes in interest rates. When interest rates go up, the value of the Portfolio's investments generally goes down. On the other hand, if interest rates go down, the value of the Portfolio's investments generally goes up. Your investment will decline in value if the value of the Portfolio's investments decrease.

         Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also may affect a security's liquidity and make it difficult for the Portfolio to sell.

         Derivative Risk. The Portfolio invests in securities that are considered to be derivatives. The value of derivative securities (like mortgage-backed securities or asset-backed securities) is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio declines. Derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

         Prepayment Risk. The issuers of mortgage-backed and asset-backed securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in pre-payment rates can make the price and yield of mortgage and asset-backed securities volatile. When mortgage and other obligations are pre-paid, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

         Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. In addition, the "Euro" began serving as a new common currency for participating European nations on January 1, 1999. It is unclear whether the newly created accounting, clearing, settlement, and payment systems for the new currency will be adequate.

         Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE BALANCED PORTFOLIO PERFORMED?

The charts and table below help show how the Balanced Portfolio's performance may vary. This may help you evaluate the risks of investing in the Portfolio. The charts show changes in the Portfolio's performance from year to year. The table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. PLEASE REMEMBER THAT THE BALANCED PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
TOTAL RETURN (PER CALENDAR YEAR)(1)

          -1.32%       20.69%      11.92%      22.90%       19.09%
           1994        1995         1996       1997          1998




1. Total return for 1994 is from the date of the Portfolio's inception (i.e., August 1, 1994) through December 31, 1994


-------------------------------------------------------------------------------
 HIGHEST AND LOWEST RETURN
   (Quarterly 1994-1998)
-------------------------------------------------------------------------------
                                                         Quarter Ending
Highest                           11.84%               June 30, 1997


Lowest                            -3.63%               September 30, 1998
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
  (through December 31, 1998)1

-------------------------------------------------------------------------------
                                        1 Year            Life of Fund
                                                           (Since 8/1/94)
One Group Investment Trust Balanced     19.09%             16.32%
Portfolio


S&P 500 (60%) and Lipper Intermediate   20.41%             19.60%
Gov't Corp. (40%)


Lehman Brothers Intermediate             8.44%              7.79%
Government Corp.

S&P 500 Index                           28.58%             27.62%

-------------------------------------------------------------------------------


-----------------------------------------

1 The table above compares the average annual return of the Portfolio, which holds a mix of stocks, bonds and other debt securities to an unmanaged stock index and an unmanaged bond index for the periods indicated.

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO

WHAT IS THE GOAL OF THE LARGE CAP GROWTH PORTFOLIO?

The Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities. (The Portfolio was formerly called the Large Company Growth Fund).

WHAT ARE THE LARGE CAP GROWTH PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests mainly in equity securities of large, well-established companies. The weighted average capitalization of companies in which the Portfolio invests normally will exceed the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(1) For more information about the Large Cap Growth Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE LARGE CAP GROWTH PORTFOLIO?

The main risks of investing in the Large Cap Growth Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Large Cap Growth Portfolio will change every day in response market conditions. You may lose money if you invest in the Large Cap Growth Portfolio.

         Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or large cap growth stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

         Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. In addition, the "Euro" began serving as a new common currency for participating European nations on January 1, 1999. It is unclear whether the newly created accounting, clearing, settlement, and payment systems for the new currency will be adequate.

         Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


------------------------------------

1 "S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.

HOW HAS THE LARGE CAP GROWTH PORTFOLIO PERFORMED?

The charts and table below help show how the Large Cap Growth Portfolio's performance may very. This information may help you evaluate the risks of investing in the Portfolio. The charts show changes in the Portfolio's performance from year to year. The table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. PLEASE REMEMBER THAT THE LARGE CAP GROWTH PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
          TOTAL RETURN (PER CALENDAR YEAR)(1)

     0.52%      24.13%     16.67%   31.93%     41.27%
     1994        1995      1996      1997      1998

1. Total return for 1994 is from the date of the Portfolio's inception (i.e. August 1, 1994) through December 31, 1994.

-------------------------------------------------------------------------------
 HIGHEST AND LOWEST RETURN
   (Quarterly 1994-1998)
-------------------------------------------------------------------------------
                                                        Quarter Ending
Highest                           23.96%               December 31, 1998


Lowest                            -6.79%               September 30, 1998
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
  (through December 31, 1998)

-------------------------------------------------------------------------------
                                        1 Year            Life of Fund
                                                          (Since 8/1/94)
One Group Investment Trust Large Cap
Growth Portfolio                        41.27%             25.34%

S&P/Barra 500 Growth                    42.08%             32.43%

-------------------------------------------------------------------------------

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO


WHAT IS THE GOAL OF THE EQUITY INDEX PORTFOLIO?

The Portfolio seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(1) (The Portfolio used to be called the Equity Index Fund).

WHAT ARE THE EQUITY INDEX PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests mainly in stocks included in the S&P 500 Index. The Portfolio may also invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index. For more information about the Equity Index Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY INDEX PORTFOLIO?

The main risks of investing in the Equity Index Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Equity Index Portfolio will change every day in response to market conditions. You may lose money if you invest in the Equity Index Portfolio.

         Index Investing. The Portfolio attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Portfolio at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Portfolio were not fully invested in such securities. Because of this, the Portfolio's share price can be volatile and there may be sudden, and sometimes substantial, fluctuations in the value of your investment.

         Market Risk. The Portfolio invests in stocks that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or S&P 500 Index stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

         Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Portfolio began operations on May 1, 1998 and does not have a full calendar year of investment returns at the date of this Prospectus.

---------------------------------------
1 "S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO

WHAT IS THE GOAL OF THE DIVERSIFIED EQUITY PORTFOLIO?

The Portfolio seeks long term capital growth and growth of income with a secondary objective of providing a moderate level of current income. (The Portfolio was formerly called the Value Growth Fund).

WHAT ARE THE DIVERSIFIED EQUITY PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests mainly in common stocks of overlooked or undervalued companies that have the potential for earnings growth over time. The Portfolio uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value and growth oriented companies. Because the Portfolio seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Equity Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE DIVERSIFIED EQUITY PORTFOLIO?

The main risks of investing in the Diversified Equity Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Diversified Equity Portfolio will change every day in response to market conditions. You may lose money if you invest in the Diversified Equity Portfolio.

         Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

         Yield. The Portfolio may invest up to 35% of its assets in U.S. Government Securities and other investment grade fixed income securities. Although these investment may be less risky than other types of securities, the Portfolio's ability to achieve higher income is not as great as that of Portfolios that invest in lower-quality securities.

         Smaller Companies. The Portfolio's investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

         Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. In addition, the "Euro" began serving as a new common currency for participating European nations on January 1, 1999. It is unclear whether the newly created accounting, clearing, settlement, and payment systems for the new currency will be adequate.

         Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE DIVERSIFIED EQUITY PORTFOLIO PERFORMED?

The charts and table below help show how the Diversified Equity Portfolio's performance may vary. The charts and table reflect that the Diversified Equity Portfolio inherited the financial history of the Pegasus Variable Growth and Value Fund. This information may help you evaluate the risks of investing in the Portfolio. The charts show changes in the Portfolio's performance from year to year. The table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. PLEASE REMEMBER THAT THE DIVERSIFIED EQUITY PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.


ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO

TOTAL RETURN (PER CALENDAR YEAR)(1)

          17.62%       18.81%      26.78%      13.10%
           1995         1996       1997        1998

1. Total return for 1995 is from the date of the Portfolio's inception (i.e., March 30, 1995) through December 31, 1995


-----------------------------------------------------------------------------
 HIGHEST AND LOWEST RETURN
   (Quarterly 1995-1998)
-------------------------------------------------------------------------------
                                             Quarter Ending
Highest                     15.80%           December 31, 1998

Lowest                     - 9.92%           September 30, 1998
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
 (through December 31, 1998)

--------------------------------------- ---------------------------------------
                                         1 Year               Life of Fund
                                                              (Since 3/30/95)
One Group Investment Trust
Diversified Equity Portfolio
                                        13.10%                20.31%

 S&P 500 Index(1)                       28.58%                29.52%

 S&P 1500 Supercomposite Index(2)       26.32%
--------------------------------------- ---------------------------------------


--------
1 The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

2    Information on this index is not available prior to __________.

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO


WHAT IS THE GOAL OF THE MID CAP GROWTH PORTFOLIO?

The Portfolio seeks growth of capital and secondarily, current income by investing primarily in equity securities. (The Portfolio was formerly called the Growth Opportunities Fund).

WHAT ARE THE MID CAP GROWTH PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. (Mid Cap Companies typically have market capitalizations of $500 million to $6 billion). Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Portfolio will pay dividends. The Portfolio also invests in smaller companies in emerging growth industries. For more information about the Mid Cap Growth Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE MID CAP GROWTH PORTFOLIO?

The main risks of investing in the Mid Cap Growth Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Mid Cap Growth Portfolio will change every day in response to market conditions. You may lose money if you invest in the Mid Cap Growth Portfolio.

         Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or mid cap growth stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

         Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

         Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. In addition, the "Euro" began serving as a new common currency for participating European nations on January 1, 1999. It is unclear whether the newly created accounting, clearing, settlement, and payment systems for the new currency will be adequate.

         Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE MID CAP GROWTH PORTFOLIO PERFORMED?

The charts and table below help show how the Mid Cap Growth Portfolio's performance may vary. This may help you evaluate the risks of investing in the Portfolio. The charts show changes in the Portfolio's performance from year to year. The table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. PLEASE REMEMBER THAT THE MID CAP GROWTH PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

             ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
                  TOTAL RETURN (PER CALENDAR YEAR)(1)

          -3.00%       24.06%      15.67%      29.81%       38.82%
           1994        1995         1996       1997         1998


1. Total return for 1994 is from the date of the Portfolio's inception (i.e. August 1, 1994) through December 31, 1994.

-------------------------------------------------------------------------------
 HIGHEST AND LOWEST RETURN
   (Quarterly 1994-1998)
------------------------------------------------------------------------------
                                                        Quarter Ending

Highest                    40.10%                       December 31, 1998


Lowest                    -14.67%                       September 30, 1998
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
  (through December 31, 1998)
-------------------------------------------------------------------------------
                                         1 Year             Life of Fund
                                                            (Since 8/1/94)
One Group Investment Trust Mid Cap      38.82%              23.13%
Growth Portfolio

S&P/Barra Mid Cap 400 Growth            34.73%              39.01%
-------------------------------------------------------------------------------

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO


WHAT IS THE GOAL OF THE DIVERSIFIED MID CAP PORTFOLIO?

The Portfolio seeks long term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. (The Portfolio was formerly called the Mid Cap Opportunities Fund).

What are the Diversified Mid Cap Portfolio's main investment strategies?

The Portfolio invests mainly in equity securities of companies with capitalizations of $500 million to $5 billion. The Portfolio intends to invest in companies of this size with strong growth potential, stable market share, and an ability to quickly respond to new business opportunities. The Portfolio uses a multi-style approach, meaning that it may invest in mid cap and other companies across different capitalization levels targeting both value and growth oriented companies. Because the Portfolio seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Mid Cap Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE DIVERSIFIED MID CAP PORTFOLIO?

The main risks of investing in the Diversified Mid Cap Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Diversified Mid Cap Portfolio will change every day in response to market conditions. You may lose money if you invest in the Diversified Mid Cap Portfolio.

         Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or mid cap stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

         Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

         Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. In addition, the "Euro" began serving as a new common currency for participating European nations on January 1, 1999. It is unclear whether the newly created accounting, clearing, settlement, and payment systems for the new currency will be adequate.

         Lower Rated Securities. The Portfolio may invest in lower rated convertible securities. Such securities are speculative and may be classified as "junk bonds."

         Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE DIVERSIFIED MID CAP PORTFOLIO PERFORMED?

The charts and table below help show how the Diversified Mid Cap Portfolio's performance may vary. The charts and table reflect that the Diversified Mid Cap Portfolio inherited the financial history of the Pegasus Variable Mid Cap Opportunity Fund. This information may help you evaluate the risks of investing in the Portfolio. The charts show changes in the Portfolio's performance from year to year. The table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. PLEASE REMEMBER THAT THE DIVERSIFIED MID CAP PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.



ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
TOTAL RETURN (PER CALENDAR YEAR)(1)

          10.73%       24.52%      26.63%       4.91%
          1995          1996        1997        1998


1. Total return for 1995 is from the date of the Portfolio's inception (i.e., March 30, 1995) through December 31, 1995.

-------------------------------------------------------------------------------
 HIGHEST AND LOWEST RETURN
   (Quarterly 1995-1998)
-------------------------------------------------------------------------------

                                                  Quarter Ending
Highest                22.38%                     December 31, 1998

Lowest                -20.05%                     September 30, 1998
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
  (through December 31, 1998)

-------------------------------------------------------------------------------
                                       1 Year                    Life Fund
                                                              (Since 3/30/95)
One Group Investment Trust              4.91%                    17.47%
Diversified Mid Cap Portfolio

Russell 2500 Index                      0.38%                    17.34%

S&P 400 Mid Cap                        19.09%                    24.27%

------------------------------------------------------------------------------

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO


WHAT IS THE GOAL OF THE MID CAP VALUE PORTFOLIO?

The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. (The Portfolio was formerly called the Mid Cap Value Fund).

WHAT ARE THE MID CAP VALUE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $5 billion. In choosing investments, the Portfolio considers the issuer's soundness and earnings prospects. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it likely will eliminate the Portfolio's holding of the company's stock. For more information about the Mid Cap Value Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE MID CAP VALUE PORTFOLIO?

The main risks of investing in the Mid Cap Value Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Mid Cap Value Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Mid Cap Value Portfolio.

         Market Risk. The Portfolio invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or mid cap value stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Fund decreases in value.

         Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. In addition, the "Euro" began serving as a new common currency for participating European nations on January 1, 1999. It is unclear whether the newly created accounting, clearing, settlement, and payment systems for the new currency will be adequate.

         Smaller Companies. The Portfolio's investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

         Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE MID CAP VALUE PORTFOLIO PERFORMED?

The charts and table below help show how the Mid Cap Value Portfolio's performance may vary. The charts and table reflect that the Mid Cap Value Portfolio inherited the financial history of the Pegasus Variable Intrinsic Value Fund. This information may help you evaluate the risks of investing in the Portfolio. The charts show changes in the Portfolio's performance from year to year. The table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. PLEASE REMEMBER THAT THE MID CAP VALUE PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF OW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
TOTAL RETURN (PER CALENDAR YEAR)(1)

             16.69%                 -3.31%
              1997                   1998

1. Total return for 1997 is from the date of the Portfolio's inception (i.e., May 1, 1997) through December 31, 1997.

-------------------------------------------------------------------------------
 HIGHEST AND LOWEST RETURN
   (Quarterly 1997-1998)
-------------------------------------------------------------------------------
                                                        Quarter Ending
Highest                      8.35%                     December 31, 1998


Lowest                     -14.07%                     September 30, 1998
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
  (through December 31, 1998)

-------------------------------------------------------------------------------
                                         1 Year              Life of Fund
                                                             (Since 5/1/97)
One Group Investment Trust Mid Cap      -3.31%%              7.65%
Value Portfolio

S&P 500(1)                              28.58%               31.27%

S&P/Barra Mid Cap 400                   34.73%               39.01%
-------------------------------------------------------------------------------

1. The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

1.    MORE ABOUT THE PORTFOLIOS

TYPES OF PORTFOLIOS. The following pages describe investment strategies that are used in more than one Portfolio. Where indicated, the strategies only apply to the Bond Portfolios or the Equity Portfolios.

         The BOND PORTFOLIOS include:

          -    One Group Investment Trust Bond Portfolio and

          -    One Group Investment Trust Government Bond Portfolio.

         The EQUITY PORTFOLIOS include :

          -    One Group Investment Trust Balanced Portfolio,

          -    One Group Investment Trust Large Cap Growth Portfolio,

          -    One Group Investment Trust Equity Index Portfolio,

          -    One Group Investment Trust Diversified Equity Portfolio,

          -    One Group Investment Trust Mid Cap Growth Portfolio,

          -    One Group Investment Trust Diversified Mid Cap Portfolio, and

          -    One Group Investment Trust Mid Cap Value Portfolio.


-------------------------------------------------------------------------------
ONE GROUP INVESTMENT TRUST

ALTHOUGH ONE GROUP INVESTMENT TRUST PORTFOLIOS HAVE THE SAME OR SIMILAR INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES AS SIMILARLY NAMED FUNDS OF ONE GROUP(R), ONE GROUP INVESTMENT TRUST PORTFOLIOS:

          -    ARE NOT THE SAME FUNDS AS ONE GROUP FUNDS;
          -    ARE SMALLER THAN ONE GROUP FUNDS; AND
          -    HAVE DIFFERENT PERFORMANCE THAN ONE GROUP FUNDS.

PORTFOLIO QUALITY. Various rating organizations (like Standard & Poor's Corporation and Moody's Investor Service) assign ratings to securities. Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high to medium probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Portfolios only purchase securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities.


   RATINGS OF THE BOND PORTFOLIOS' SECURITIES

         Short-term corporate obligations such as commercial paper notes and variable demand obligations must be rated in one of the two highest investment grade categories at the time of investment.

         One Group Investment Trust Government Bond Portfolio only may invest in debt securities rated in any of the three highest investment grade rating categories.

         One Group Investment Trust Bond Portfolio may purchase corporate and municipal bonds that are rated in ANY category. Bonds in the lowest rating categories are speculative and may be classified as "junk bonds." The Bond Portfolio will invest no more than 5% of its net assets in securities rated below investment grade.

  RATINGS OF THE EQUITY PORTFOLIOS' SECURITIES

         Municipal securities and short-term corporate obligations, such as commercial paper, notes and variable rate demand obligations, must be rated in one of the two highest investment grade categories at the time of investment.

         Corporate bonds generally will be rated in one of the three highest investment grade categories. Banc One Investment Advisors reserves the right to invest in corporate bonds that present attractive opportunities and are rated in the lowest investment grade category. These corporate bonds may be riskier than higher rated bonds. The Diversified Mid Cap Portfolio may invest in lower rated convertible securities. These securities are speculative and may be classified as "junk bonds."

For more information about ratings, please see "Description of Ratings" in Appendix B.

ILLIQUID INVESTMENTS. Each Portfolio may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by the One Group Investment Trust Board of Trustees in determining whether an investment is illiquid.

TEMPORARY DEFENSIVE POSITIONS. To respond to unusual market conditions, the portfolios may invest all or most of their assets in CASH EQUIVALENTS (see below) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Portfolios from meeting their investment objectives.

          Bond Portfolios. For temporary defensive purposes as determined by Banc One Investment Advisors, the Bond Portfolios may invest up to 100% of their assets in cash equivalents, and may hold a portion of their assets in cash for liquidity purposes.

          Equity Portfolios. For temporary defensive purposes as determined by Banc One Investment Advisors, the Equity Portfolios (except the Equity Index Portfolio and Diversified Mid Cap Portfolio), may invest 100% of its total assets in cash and cash equivalents. The Diversified Mid Cap Portfolio may invest up to 20% and the Equity Index Portfolio may invest 10% of their total assets in cash and cash equivalents.

-------------------------------------------------------------------------------

                           WHAT IS A CASH EQUIVALENT?

          Cash Equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. Government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, and bank money market deposit accounts.
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER. It is estimated that portfolio turnover rate for each of the Bond Portfolios will not exceed 50% and portfolio turnover for each of the Equity Portfolios will not exceed 100%. However, the portfolio managers actively manage the Portfolios and may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Active trading may increase the amount of fees and transaction costs.

For more information about each of the Portfolios, please read "Investment Practices."

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

HOW ARE PORTFOLIO SHARES PRICED? The net asset value or NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time), on each day the Portfolios are open for business. The NAV per share is calculated by adding the value of all securities and other assets of a Portfolio, deducting its liabilities, and dividing by the number of shares of the Portfolio that are outstanding.

WHEN ARE THE PORTFOLIOS' BUSINESS DAYS? The Portfolios are open for business on days that the New York Stock Exchange is open for business and days other than weekends and the following holidays: New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

PURCHASE OF PORTFOLIO SHARES

WHO CAN PURCHASE SHARES OF THE PORTFOLIOS? Shares of the Portfolios are sold at net asset value to SEPARATE ACCOUNTS of insurance companies to fund variable annuity and variable life contracts. You and other purchasers of variable life or variable annuity contracts will not own shares of the Fund directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity and variable life contracts. All investments in the Portfolios are credited to the shareholder's account in the form of full or fractional shares of the designated Portfolios. The Portfolios do not issue share certificates. The interests of different separate accounts are not always the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

ARE THERE LIMITS ON PORTFOLIO PURCHASES? Yes. Initial and subsequent purchase payments allocated to a specific Portfolio are subject to any limits set by your variable annuity or variable life contract. For information concerning the purchase and redemption of shares through your variable annuity or variable life contract, refer to the literature that you received when you purchased your variable annuity or variable life contract.

VOTING AND MEETINGS

HOW ARE SHARES OF THE PORTFOLIO VOTED? The insurance company that issued your variable annuity or variable life contract will solicit voting instructions from you and other purchasers of variable annuity or variable life contracts with respect to any matters that are presented to a vote of shareholders. Each Portfolio votes separately on matters relating solely to that Portfolio or which affect that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. The holders of each share shall be entitled to one vote for each share held.

WHEN ARE SHAREHOLDER MEETINGS HELD? One Group Investment Trust does not hold Annual Meetings of shareholders but may hold Special Meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio's fundamental investment objectives, or approve an investment advisory contract.

REDEMPTION OF PORTFOLIO SHARES

Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity or variable life contracts. Redemptions are processed on any day on which the Portfolios are open for business. Shares are redeemed at the net asset value next determined after the redemption order, in proper form, is received by the One Group Investment Trust's transfer agent, Nationwide Investors Services, Inc.

DIVIDENDS

        _      All dividends are distributed to the separate accounts on a quarterly basis and will be automatically reinvested in portfolio shares.

          - Dividends are not taxable as current income to you or other purchasers of variable annuity or variable life insurance contracts.

QUESTIONS

          - Any questions regarding the Portfolios should be directed to One Group Investment Trust, Three Nationwide Plaza, Columbus, Ohio 43215 1-800-860-3946. All questions regarding variable annuities or life insurance contract should be directed to the address indicated in the prospectuses that you received when you purchased your variable annuity or variable life product.

TAX INFORMATION

         Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

         In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

         Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolios. Please refer to the prospectus of the separate accounts that hold interest in the Portfolios for a discussion of the tax consequences of variable annuity and variable life contracts.

QUALIFIED PLANS. In the future, shares of the portfolios may also be sold to qualified pension and retirement plans for the benefit of plan participants. For information about the purchase and redemption of shares by qualified pension and retirement plans as well as the tax consequences impacting such plans, refer to the literature received from your plan administrator.

 MANAGEMENT OF THE PORTFOLIOS

THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 71021, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Investment Trust. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable, and retirement accounts. As of December 31, 1998, Banc One Investment Advisors, an indirect wholly-owned subsidiary of BANK ONE CORPORATION, managed over $54 billion in assets.

Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, of the following annual percentages of the average daily net assets of each Portfolio:

PORTFOLIO                                                 FEE
---------------------------------------------------------------
Bond Portfolio                                            0.60%
Government Bond Portfolio                                 0.45%
Balanced Portfolio                                        0.70%
Large Cap Growth Portfolio                                0.65%
Equity Index Portfolio                                    0.30%
Diversified Equity Portfolio                              0.74%
Mid Cap Growth Portfolio                                  0.65%
Diversified Mid Cap Portfolio                             0.74%
Mid Cap Value Portfolio                                   0.74%

Banc One Investment Advisors has voluntarily agreed to waive all or part of its fees in order to limit the Portfolios' total operating expenses on an annual basis to not more than the following percentages of the average daily net assets:

PORTFOLIO                                              PERCENTAGE
-------------------------------------------------------------------
Bond Portfolio                                            0.75%
Government Bond Portfolio                                 0.75%
Balanced Portfolio                                        1.00%
Large Cap Growth Portfolio                                1.00%
Equity Index Portfolio                                    0.55%
Diversified Equity Portfolio                              0.95%
Mid Cap Growth Portfolio                                  1.10%
Diversified Mid Cap Portfolio                             0.95%
Mid Cap Value Portfolio                                   0.95%


These fee waivers are voluntary and may be terminated at any time.

For the fiscal year ended December 31, 1998, the Portfolios paid advisory fees to Banc One Investment Advisors at the following rates:

PORTFOLIO                                    FEES
---------------------------------------------------
Government Bond Portfolio
Balanced Portfolio
Large Cap Growth Portfolio
Equity Index Portfolio
Mid Cap Growth Portfolio


For the fiscal year ended December 31, 1998, the predecessor funds of the following Portfolios paid investment advisory fees to First Chicago NBD Investment Management Company, an indirect, wholly owned subsidiary of BANK ONE CORPORATION and an affiliate of Banc One Investment Advisors Corporation:

PORTFOLIO                                    FEES
--------------------------------------------------
Bond Portfolio
Diversified Equity Portfolio
Diversified Mid Cap Portfolio
Mid Cap Value Portfolio


THE PORTFOLIO MANAGERS

The Bond Portfolios are managed by teams of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Portfolio. Each team member makes recommendations about securities in the Portfolio. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Portfolio.

The Equity Portfolios are managed by teams of portfolio managers, research analysts, and other investment management professionals. For all Equity Portfolios except the Equity Index Portfolio which is not actively managed, each team member makes recommendations about the securities in a Portfolio. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, portfolio holdings, and cash positions.

YEAR 2000

Preparing for the Year 2000 is a high priority for the Portfolios. Both One Group Investment Trust's Administrator, Nationwide Advisory Services, Inc. and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 readiness. In addition, these teams are responsible for assessing the readiness of all other service providers to the Portfolios. Year 2000 readiness efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to Portfolios.

Banc One Investment Advisors has identified information technology systems and interfaces that provide service and support to the Portfolios. Many, if not all, of the systems are owned or operated by third party servicers (for example, One Group Investment Trust's Custodian). Consequently, readiness efforts must be made by those servicers. Banc One Investment Advisors and the Administrator have, and will continue to, monitor the readiness progress of the service providers. This process involves documentation, on-site visits, and review of readiness plans and test results. Neither the Portfolios nor their shareholders will bear any of the direct expenses involved in Year 2000 readiness efforts.

Neither the Administrator nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Portfolios with service at current levels. Likewise, One Group Investment Trust currently anticipates that the move to Year 2000 will not have a material impact on its operations.

PRINCIPAL INVESTMENT STRATEGIES


The principal investment strategies of the Portfolios are described below. In the opinion of Banc One Investment Advisors, these strategies are important in trying to achieve each Portfolio's investment objective. There can be no assurance that the Portfolios will achieve their investment objectives. Please note that each Portfolio may also use strategies that are not described below, but which are described in the Statement of Additional Information. For a list of all of the types of securities in which the Portfolios may invest, please read "Investment Practices" in Appendix A.

THE BOND PORTFOLIOS

Banc One Investment Advisors selects securities for the Bond Portfolios by analyzing both individual securities and different industry sectors. Rather than attempting to time the market, Banc One Investment Advisors looks for sectors and securities that will perform consistently well over time as measured by total return. The Portfolios do not concentrate in any one sector. Instead, the Bond Portfolios attempt to enhance total return by diversifying their holding across sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Portfolios are subject to a disciplined risk/ reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk, and risks associated with the structure of the investment (e.g., asset-backed securities). (The risks associated with the types of investments the Portfolio purchases are described in detail in Appendix A). Additional investment strategies used by each of the Bond Portfolios are described below:

         ONE GROUP INVESTMENT TRUST BOND PORTFOLIO. The Portfolio invests primarily in investment grade debt securities as well as convertible securities, preferred stock, and loan participations. The Portfolio's weighted average maturity will normally range between four and twelve years, although the Portfolio may shorten its weighted average for temporary defensive purposes.

          - At least 65% of the Portfolio's total assets will be invested in all types of debt securities.

          -    At least 65% of the Portfolio's total assets consist of "bonds."

         ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO. The Portfolio limits its investments to securities and related to securities issued by the U.S. Government and its agencies and instrumentalities. At least 65% of the Portfolio's total assets will be invested in:

          - all types of debt securities with principal and interest guaranteed by the U.S. Government and its agencies and instrumentalities. (Some of these securities may be subject to repurchase agreements.)

          - other securities representing an interest in or secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

THE EQUITY PORTFOLIOS

The investment strategies utilized by the Equity Portfolios are described in the Risk/Return Summaries and below.

          ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO. The Portfolios invests in a combination of stocks, fixed income securities and money market instruments. Normally, the Portfolio will invest:

          - between 40% and 75% of total assets in all types of equity securities (including stock of both large and small capitalization companies and growth and value securities). Up to 20% of the equities may be foreign securities, including American Depository Receipts.

          - between 25% and 60% of total assets in mid to long term fixed income securities, including bonds, notes, and other debt securities. The balance will be invested in cash equivalents. For more information on how Banc One Investment Advisors selects fixed income securities, please read "The Bond Portfolios" above.

         ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO. The Portfolio invests in securities of companies that have the potential to produce above-average earnings growth per share over a one-to-three year period.

          - At least 65% of the Portfolio's total assets will be invested in equity securities, including common stocks and debt securities and preferred stocks that are convertible to common stock.

          -    A portion of the Fund's assets will be held in cash equivalents.

         ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO The Portfolio invests mainly in equity securities of large, well-established companies. The weighted average capitalization of companies in which the Portfolio invests normally will exceed the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(1)

          - At least 65% of the Portfolio's total assets will be invested in the equity securities of large, well-established companies, including common stock, warrants and rights to buy common stock.

         ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO. The Portfolio invests in stocks included in the S&P 500 Index. (The Portfolio also invests in stock index futures.) Banc One Investment Advisors seeks to achieve a correlation between the performance of the Fund and that of the S&P 500 Index. The Portfolio may hold up to 10% of its net assets in cash or cash equivalents.

-------------------------------------------------------------------------------

                         HOW DOES INDEX INVESTING WORK?

          - The percentage of stock that the Portfolio holds will be approximately the same percentage that the stock represents in the S&P 500 Index.

          - Banc One Investment Advisor generally picks stock in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

          - The Portfolio attempts to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, without taking into account Portfolio expenses. Perfect correlation would be 1.00.
-------------------------------------------------------------------------------

         ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO. The Portfolio invests mainly in common stocks of companies which the investment advisor believes are overlooked or undervalued and that have the potential for earnings growth over time.

          - At least 65% of the Portfolio's total assets will be invested in equity securities.

          - Up to 35% of the Portfolio's total assets may be invested in U.S. Government Securities, other investment grade fixed income securities, cash, and cash equivalents.

         ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO. The Portfolio invests mainly in equity securities of companies with capitalizations of $500 million to $5 billion.

          - At least 80% of the Portfolio's total assets will be invested in common and preferred stock, rights, warrants, convertible securities, and other equity securities.

          - Up to 25% of the Portfolio's total assets may be invested in foreign securities.

          - Up to 20% of the Portfolio's total assets may be in invested U.S. Government Securities, other investment grade fixed income securities, cash, and cash equivalents.

--------------------------------
(1) "S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.

     - Up to 5% of the Portfolio's net assets may be invested in lower rated convertible securities (including so-called "junk bonds") and securities having common stock characteristics (like rights and warrants).


ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO. The Portfolio invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $5 billion.

     - At least 80% of the Portfolio's total assets will be invested in equity securities, including common stock, debt securities and preferred stocks that are convertible into common stock.

     -    A portion of the Portfolio's assets will be held in cash equivalents.

FINANCIAL HIGHLIGHTS



The Financial Highlights tables are intended to help you understand each Portfolio's performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for the Government Bond Portfolio, the Balanced Portfolio, the Mid Cap Growth Portfolio, the Large Cap Growth Portfolio, and the Equity Index Portfolio has been audited by whose report, along with the Portfolios' financial statements are included in the Statement of Additional Information, which is available upon request. This information for the Bond Portfolio, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Equity Portfolio has
been audited by         , whose report, along with the Portfolios' financial
statements are included in the Statement of Additional Information, which is available upon request.


GOVERNMENT BOND PORTFOLIO

For a Share Outstanding throughout each period        1998      1997          1996         1995        1994*

NET ASSET VALUE - BEGINNING OF PERIOD                        $    10.15     $    10.48     $     9.69    $    10.00
                                                             ----------     ----------     ----------    ----------

  Net investment income                                            0.60           0.59           0.64          0.22
  Net realized and unrealized appreciation
   (depreciation)                                                  0.35          (0.33)          0.94         (0.31)
                                                             ----------     ----------     ----------    ----------

Total from Investment Operations                                   0.95           0.26           1.58         (0.09)
                                                             ----------     ----------     ----------    ----------
Distributions:
  From net investment income                                      (0.60)         (0.59)         (0.64)        (0.22)
  From net realized gains from investments                        (0.02)          --            (0.15)         --
  In excess of realized gains from investment
    transactions                                                   --             --             --            --
  Tax return of capital                                            --             --             --            --
                                                             ----------     ----------     ----------    ----------
Total Distributions                                               (0.62)         (0.59)         (0.79)        (0.22)
                                                             ----------     ----------     ----------    ----------
the Statement of Additional
InformationNet increase (decrease) in net asset value              0.33          (0.33)          0.79         (0.31)
                                                             ----------     ----------     ----------    ----------
NET ASSET VALUE - END OF PERIOD                              $    10.48     $    10.15     $    10.48    $     9.69
                                                             ==========     ==========     ==========    ==========
Total Return**                                                     9.67%          2.69%         16.69%        (0.90%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                             $   22,365     $   14,622     $    9,016    $    5,112
  Ratio of expenses to average net assets                          0.75%          0.75%          0.75%         0.75%**
  Ratio of expenses to average net assets
    excluding waivers/reimbursements***                            0.88%          1.01%          1.47%         1.94%**
  Ratio of net investment income to average net assets             6.06%          6.11%          6.54%         6.09%**
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements***                            5.93%          5.85%          5.80%         4.90%**
  Portfolio turnover**                                             21.3%          21.3%          34.1%          3.5%


*    Initial public offering was August 1, 1994.
** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
***  Ratios calculated as if no expenses were waived.

BALANCED PORTFOLIO

For a Share Outstanding throughout each period      1998          1997          1996          1995           1994*

NET ASSET VALUE - BEGINNING OF PERIOD                        $    11.93     $    11.24     $     9.81    $    10.00
                                                             ----------     ----------     ----------    ----------

  Net investment income                                            0.39           0.34           0.36          0.06
  Net realized and unrealized appreciation
   (depreciation)                                                  2.31           0.98           1.64         (0.19)
                                                             ----------     ----------     ----------    ----------

Total from Investment Operations                                   2.70           1.32           2.00         (0.13)
                                                             ----------     ----------     ----------    ----------
Distributions:
  From net investment income                                      (0.39)         (0.34)         (0.36)        (0.06)
  From net realized gains from investments                        (1.05)         (0.23)         (0.21)         --
  In excess of realized gains from investment
    transactions                                                   --            (0.04)          --            --
  Tax return of capital                                            --            (0.02)          --            --
                                                             ----------     ----------     ----------    ----------
Total Distributions                                               (1.44)         (0.63)         (0.57)        (0.06)
                                                             ----------     ----------     ----------    ----------
Net increase (decrease) in net asset value                         1.26           0.69           1.43         (0.19)
                                                             ----------     ----------     ----------    ----------
NET ASSET VALUE - END OF PERIOD                              $    13.19     $    11.93     $    11.24    $     9.81
                                                             ==========     ==========     ==========    ==========
Total Return**                                                    22.90%         11.92%         20.69%        (1.32%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                             $   41,446     $   14,883     $    5,455    $    2,063
  Ratio of expenses to average net assets                          1.00%          1.00%          1.00%         1.00%**
  Ratio of expenses to average net assets
    excluding waivers/reimbursements***                            1.15%          1.44%          1.96%         2.36%**
  Ratio of net investment income to average net assets             3.24%          3.27%          3.66%         1.88%**
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements***                            3.07%          2.83%          2.70%         0.52%**
  Portfolio turnover**                                             60.9%          64.8%          66.3%         --

*    Initial public offering was August 1, 1994.

** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

***  Ratios calculated as if no expenses were waived.

MID CAP GROWTH PORTFOLIO

For a Share Outstanding throughout each period             1998           1997           1996           1995            1994*

NET ASSET VALUE - BEGINNING OF PERIOD                               $    12.11     $    11.52     $     9.70     $    10.00
                                                                    ----------     ----------     ----------      ----------

  Net investment income (loss)                                           (0.03)          0.18           0.04           --
  Net realized and unrealized appreciation (depreciation)                 3.63           1.62           2.29          (0.30)
                                                                    ----------     ----------     ----------      ----------

Total from Investment Operations                                          3.60           1.80           2.33          (0.30)
                                                                    ----------     ----------     ----------      ----------
Distributions:
  From net investment income                                              --            (0.19)         (0.04)           --
  From net realized gains from investments                               (1.48)         (0.78)         (0.47)           --
  In excess of realized gains from investment transactions                --            (0.24)          --              --
  Tax return of capital                                                  (0.02)          --             --              --
                                                                    ----------     ----------     ----------      ----------
Total Distributions                                                      (1.50)         (1.21)         (0.51)           --
                                                                    ----------     ----------     ----------      ----------
Net increase (decrease) in net asset value                                2.10           0.59           1.82          (0.30)
                                                                    ----------     ----------     ----------      ----------
NET ASSET VALUE - END OF PERIOD                                     $    14.21     $    12.11     $    11.52     $     9.70
                                                                    ==========     ==========     ==========      ==========
Total Return**                                                           29.81%         15.67%         24.06%         (3.00%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                                    $   50,707     $   22,339     $    6,685      $      940
  Ratio of expenses to average net assets                                 1.10%          1.06%          0.90%          0.90%**
  Ratio of expenses to average net assets
    excluding waivers/reimbursements***                                   1.11%          1.40%          2.78%          2.96%**
  Ratio of net investment income to average net assets                   (0.25%)         1.85%          0.46%         (0.17%)**
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements***                                   (.26%)         1.51%         (1.42%)        (2.22%)**
  Portfolio turnover**                                                   175.6%         326.9%         193.3%           3.5%



*    Initial public offering was August 1, 1994.

** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

***  Ratios calculated as if no expenses were waived.

LARGE CAP GROWTH FUND


For a Share Outstanding throughout each period       1998        1997          1996             1995         1994*

NET ASSET VALUE - BEGINNING OF PERIOD                        $    13.67     $    12.12     $     9.99     $    10.00
                                                             ----------     ----------     ----------     ----------

  Net investment income                                            0.10           0.16           0.20           0.05
  Net realized and unrealized appreciation
    (depreciation)                                                 4.25           1.86           2.20           0.01
                                                             ----------     ----------     ----------     ----------

Total from Investment Operations                                   4.35           2.02           2.40           0.06
                                                             ----------     ----------     ----------     ----------
Distributions:
  From net investment income                                      (0.10)         (0.16)         (0.20)         (0.05)
  From net realized gains from investments                        (0.71)         (0.30)         (0.07)         (0.02)
  In excess of realized gains from investment
    transactions                                                   --            (0.01)          --             --
  Tax return of capital                                            --             --             --             --
                                                             ----------     ----------     ----------     ----------
Total Distributions                                               (0.81)         (0.47)         (0.27)         (0.07)
                                                             ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value                         3.54           1.55           2.13          (0.01)
                                                             ----------     ----------     ----------     ----------
NET ASSET VALUE - END OF PERIOD                              $    17.21     $    13.67     $    12.12     $     9.99
                                                             ==========     ==========     ==========     ==========
Total Return**                                                    31.93%         16.67%         24.13%         (0.52%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                             $   99,628     $   42,893     $   16,119     $    4,175
  Ratio of expenses to average net assets                          1.00%          0.98%          0.90%          0.90%**
  Ratio of expenses to average net assets
    excluding waivers/reimbursements***                            1.00%          1.16%          1.64%          2.08%**
  Ratio of net investment income to average net assets             0.69%          1.29%          2.02%          1.39%**
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements***                            0.69%          1.11%          1.28%          0.22%**
  Portfolio turnover**                                             34.4%          38.7%          37.4%           4.4%

*    Initial public offering was August 1, 1994.

** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

***  Ratios calculated as if no expenses were waived.

EQUITY INDEX PORTFOLIO

For a Share Outstanding throughout each period    1998*

NET ASSET VALUE - BEGINNING OF PERIOD

  Net investment income
  Net realized and unrealized appreciation (depreciation)

Total from Investment Operations
Distributions:
  From net investment income
  From net realized gains from investments
  In excess of realized gains from investment transactions
  Tax return of capital
Total Distributions
Net increase (decrease) in net asset value
NET ASSET VALUE - END OF PERIOD
Total Return**
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)
  Ratio of expenses to average net assets
  Ratio of expenses to average net assets
    excluding waivers/reimbursements***
  Ratio of net investment income to average net assets
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements***
  Portfolio turnover**


*    Initial public offering was May 1, 1998.

** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

***  Ratios calculated as if no expenses were waived.

BOND PORTFOLIO

For a Share Outstanding throughout each period

NET ASSET VALUE - BEGINNING OF PERIOD

  Net investment income
  Net realized and unrealized appreciation (depreciation)

Total from Investment Operations
Distributions:
  From net investment income
  From net realized gains from investments
  In excess of realized gains from investment transactions
  Tax return of capital
Total Distributions
Net increase (decrease) in net asset value
NET ASSET VALUE - END OF PERIOD
Total Return
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)
  Ratio of expenses to average net assets
  Ratio of expenses to average net assets
    excluding waivers/reimbursements
  Ratio of net investment income to average net assets
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements
  Portfolio turnover

DIVERSIFIED MID CAP PORTFOLIO

For a Share Outstanding throughout each period

NET ASSET VALUE - BEGINNING OF PERIOD

  Net investment income
  Net realized and unrealized appreciation (depreciation)

Total from Investment Operations
Distributions:
  From net investment income
  From net realized gains from investments
  In excess of realized gains from investment transactions
  Tax return of capital
Total Distributions
Net increase (decrease) in net asset value
NET ASSET VALUE - END OF PERIOD
Total Return
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)
  Ratio of expenses to average net assets Ratio of expenses to average net assets excluding waivers/reimbursements
  Ratio of net investment income to average net assets
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements
  Portfolio turnover

MID CAP VALUE PORTFOLIO

For a Share Outstanding throughout each period

NET ASSET VALUE - BEGINNING OF PERIOD

  Net investment income
  Net realized and unrealized appreciation (depreciation)

Total from Investment Operations
Distributions:
  From net investment income
  From net realized gains from investments
  In excess of realized gains from investment transactions
  Tax return of capital
Total Distributions
Net increase (decrease) in net asset value
NET ASSET VALUE - END OF PERIOD
  Total Return
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)
  Ratio of expenses to average net assets
  Ratio of expenses to average net assets
    excluding waivers/reimbursements
  Ratio of net investment income to average net assets
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements
  Portfolio turnover

DIVERSIFIED EQUITY PORTFOLIO

For a Share Outstanding throughout each period

NET ASSET VALUE - BEGINNING OF PERIOD

  Net investment income
  Net realized and unrealized appreciation (depreciation)

Total from Investment Operations
Distributions:
  From net investment income
  From net realized gains from investments
  In excess of realized gains from investment transactions
  Tax return of capital
Total Distributions
Net increase (decrease) in net asset value
NET ASSET VALUE - END OF PERIOD
  Total Return
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)
  Ratio of expenses to average net assets
  Ratio of expenses to average net assets
    excluding waivers/reimbursements
  Ratio of net investment income to average net assets
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements
  Portfolio turnover

APPENDIX A



INVESTMENT PRACTICES

The Portfolios invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Portfolios, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

PORTFOLIO NAME                                                                          PORTFOLIO CODE
--------------                                                                          --------------
ONE GROUP INVESTMENT TRUST BOND PORTFOLIO                                                        1
ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO                                             2
ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO                                                    3
ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO                                              4
ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO                                            5
ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO                                                6
ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO                                          7
ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO                                         8
ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO                                               9



INSTRUMENT                                                                     PORTFOLIO CODE                 RISK TYPE
----------                                                                     --------------                 ---------
U.S. Treasury Obligations: Bills, notes,                                               1-9                      Market
bonds, STRIPS, and CUBES.

Treasury Receipts: TRS, TIGRs, and CATS.                                               1-9                      Market

U.S. Government Agency Securities: Securities                                          1-9                      Market
issued by agencies and instrumentalities of                                                                     Credit
the U.S. Government.  These include Ginnie Mae,
Fannie Mae, and Freddie Mac.


Certificates of Deposit: Negotiable instruments with a stated                       1, 3-9                      Market
maturity.                                                                                                       Credit

Time Deposits: Non-negotiable receipts issued by a bank in                          1, 3-9                     Liquidity
exchange for the deposit of Portfolios.                                                                         Credit
                                                                                                                Market

Common Stock: Shares of ownership of a company.                                        3-9                      Market

Repurchase Agreements: The purchase of a security and the                              1-9                      Credit
simultaneous commitment to return the security to the seller at                                                 Market
an agreed upon price on an agreed upon date. This is treated as                                                Liquidity
a loan.

Reverse Repurchase Agreement: The sale of a security and the                           1-9                      Market
simultaneous commitment to buy the security back at an agreed                                                  Leverage
upon price on an agreed upon date. This is treated as a
borrowing by a Portfolio.

INSTRUMENT                                                                  PORTFOLIO CODE                     RISK TYPE

Securities Lending: The lending of up to 33-1/3% of the Portfolio's total              1-9                      Credit
assets. In return the Portfolio will receive cash, other securities,                                           Market
and/or letters of credit.                                                                                      Leverage

When-Issued Securities and Forward Commitments: Purchase or                            1-9                      Market
contract to purchase securities at a fixed price for delivery at                                               Leverage
a future date.                                                                                                 Liquidity
                                                                                                                Credit

Investment Company Securities: Shares of other mutual funds,                           1-9                      Market
including money market funds of  One Group(R) and shares of
other investment companies for which Banc One Investment
Advisors serves as investment advisor or administrator.
Banc One Investment Advisors will waive certain fees when
investing in funds or portfolios for which it serves as investment advisor.

Convertible Securities: Bonds or preferred stock that convert to                    1, 3-9                      Market
common stock.                                                                                                   Credit

Call and Put Options: A call option gives the buyer the right to                       1-9                    Management
buy, and obligates the seller of the option to sell, a security                                                Liquidity
at a specified price. A put option gives the buyer the right to                                                 Credit
sell, and obligates the seller of the option to buy, a security                                                 Market
at a specified price. The Portfolios will sell only covered call and                                           Leverage
secured put options.

Futures and Related Options: A contract providing for the future                       1-9                    Management
sale and purchase of a specified amount of a specified security,                                                Market
class of securities, or an index at a specified time in the                                                     Credit
future and at a specified price.                                                                               Liquidity
                                                                                                               Leverage

Real Estate Investment Trusts ("REITs"): Pooled investment                             3-9                     Liquidity
vehicles which invest primarily in income producing real estate                                               Management
or real estate related loans or interest.                                                                       Market
                                                                                                              Regulatory
                                                                                                                  Tax
                                                                                                              Pre-payment

Bankers' Acceptances: Bills of exchange or time drafts drawn on                     1, 3-9                      Credit
and accepted by a commercial bank. Maturities are generally six                                                Liquidity
months or less.                                                                                                 Market

Commercial Paper: Secured and unsecured short-term promissory                       1, 3-9                      Credit
notes issued by corporations and other entities. Maturities                                                    Liquidity
generally vary from a few days to nine months.                                                                  Market

Foreign Securities: Stocks issued by foreign companies, as well                                                 Market
as commercial paper of foreign issuers and obligations of                           1, 3-9                     Political
foreign banks, overseas branches of U.S. banks and supranational                                               Liquidity
entities. The Equity Portfolios may also invest in American Depository                                    Foreign Investment
Receipts.

Restricted Securities: Securities not registered under the                             1-9                     Liquidity
Securities Act of 1933, such as privately placed commercial                                                     Market
paper and Rule 144A securities.

Variable and Floating Rate Instruments: Obligations with                                                        Credit
interest rates which are reset daily, weekly, quarterly or some                        1-9                     Liquidity
other period and which may be payable to the Portfolio on demand.                                               Market


Warrants: Securities, typically issued with preferred stock or                      3, 5-8                      Market
bonds, that give the holder the right to buy a proportionate                                                    Credit
amount of common stock at a specified price.

Preferred Stock: A class of stock that generally pays a dividend                    1, 3-9                      Market
at a specified rate and has preference over common stock
in the payment of dividends and in liquidation.

INSTRUMENT                                                                  PORTFOLIO CODE                    RISK TYPE
Mortgage-Backed Securities: Debt obligations secured by real                       1, 2, 8                    Pre-payment
estate loans and pools of loans. These include collateralized                                                   Market
mortgage obligations ("CMOs") and Real Estate Mortgage Investment                                               Credit
Conduits ("REMICs").

Corporate Debt Securities: Corporate bonds and non-convertible                        1, 3                      Market
debt securities.                                                                                                Credit

Demand Features: Securities that are subject to puts and standby                      1, 3                      Market
commitments to purchase the securities at a fixed price (usually                                               Liquidity
with accrued interest) within a fixed period of time following                                                Management
demand by a Portfolio.

Asset-Backed Securities: Securities secured by company                                1, 8                    Pre-payment
receivables, home equity loans, truck and auto loans, leases,                                                   Market
credit card receivables and other securities backed by other                                                    Credit
types of receivables or other assets.                                                                         Regulatory

Mortgage Dollar Rolls: A transaction in which a Portfolio sells                    1, 2, 8                    Pre-payment
securities for delivery in a current month and simultaneously                                                   Market
contracts with the same party to repurchase similar but not                                                   Regulatory
identical securities on a specified future date.

Adjustable Rate Mortgage Loans ("ARMs"): Loans in a mortgage                          1-3                     Pre-payment
pool which provide for a fixed initial mortgage interest rate                                                   Market
for a specified period of time, after which the rate may be                                                     Credit
subject to periodic adjustments.                                                                              Regulatory

Swaps, Caps and Floors: A Portfolio may enter into these transactions                 1-9                     Management
to manage its exposure to changing interest rates and other                                                     Credit
factors. Swaps involve an exchange of obligations by two                                                       Liquidity
parties. Caps and floors entitle a purchaser to a principal                                                     Market
amount from the seller of the cap or floor to the extent
that a specified index exceeds or falls below a predetermined interest rate or amount.

New Financial Products: New options and futures contracts and                          1-9                    Management
other financial products continue to be developed and the Portfolios                                            Credit
may invest in such options, contracts and products.                                                             Market
                                                                                                               Liquidity

Structured Instruments: Debt securities issued by agencies and                         1-3                      Market
instrumentalities of the U.S. government, banks, municipalities,                                               Liquidity
corporations and other businesses whose interest and/or                                                       Management
principal payments are indexed to foreign currency exchange                                                     Credit
rates, interest rates, or one or more other referenced indices.                                           Foreign Investment

Municipal Securities: Securities issued by a state or political                        1-3                      Market
subdivision to obtain funds for various public purposes.                                                        Credit
Municipal securities include private activity bonds and                                                        Political
industrial development bonds, as well as General Obligation                                                       Tax
Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation
Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.

Obligations of Supranational Agencies: Obligations of                                    8                      Credit
supranational agencies who are chartered to promote economic                                              Foreign Investment
development and are supported by various governments
and governmental agencies.



Zero-Coupon Debt Securities: Bonds and other debt that pay no                      1, 2, 8                      Credit
interest, but are issued at a discount from their value at                                                      Market
maturity. When held to maturity, their entire return equals the                                               Zero Coupon
difference between their issue price and their maturity value.

Standard & Poor's Depository Receipts ("SPDRs"): SPDRs represent                    3-7, 9                      Market
ownership  in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the S&P 500 Index.  A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio, less trust expenses.

Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities                     1, 2, 8                      Credit
which convert on a specified date to interest bearing debt                                                      Market
securities.                                                                                                   Zero Coupon

Stripped Mortgage-Backed Securities: Derivative multi-class                           1, 2                    Pre-payment
mortgage securities which are usually structured with two                                                       Market
classes of shares that receive different proportions of the                                                     Credit
interest and principal from a pool of mortgage assets. These                                                  Regulatory
include IOs and POs.


Inverse Floating Rate Instruments: Floating rate debt                                 1, 2                      Market
instruments with interest rates that reset in the opposite                                                     Leverage
direction from the market rate of interest to which the inverse                                                 Credit
floater is indexed.

Loan Participations and Assignments: Participations in, or                               1                      Credit
assignments of all or a portion of loans to corporations or to                                                 Political
governments, including governments of the less developed                                                       Liquidity
countries ("LDC's").                                                                                      Foreign Investment
                                                                                                                Market

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage                         1, 2                      Credit
loans or mortgage pools which bear simple interest at fixed                                                   Pre-payment
annual rates and have original terms ranging from 5 to 40 years.                                              Regulatory
                                                                                                                Market

Short-Term Funding Agreements: Investments in short-term funding                         1                      Credit
agreements issued by banks and highly rated U.S. insurance                                                     Liquidity
companies such as Guaranteed Investment Contracts ("GIC's") and                                                 Market
Bank Investment Contracts ("BIC's").


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Portfolios may fluctuate, as will the value of your investment in the Portfolios. Certain investments are more susceptible to these risks than others.

- Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

- Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

- Speculative. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- Management Risk. The risk that a strategy used by a Portfolio's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

- Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

- Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

- Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also my affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

- Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Portfolio may have to reinvest in securities with a lower yield. Further, with early prepayment, a Portfolio may fail to recover any premium paid, resulting in an unexpected capital loss.

- Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

- Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

- Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

                                   APPENDIX B

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS
                     ---------------------------------------

DUFF & PHELPS CREDIT RATING CO. ("DUFF")
----------------------------------------

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funding, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity facts and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5 Issuer failed to meet scheduled principal and/interest payments.

STANDARD & POOR'S CORPORATION ("S&P")
-------------------------------------

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B                 Regarded as having significant speculative characteristics.
                  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH'S IBCA LIMITED ("FITCH")
------------------------------

A1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

A2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

A3 Adequate capacity for timely repayment, but more susceptible to adverse changes business, economic or financial conditions than for obligations in higher categories.

B Capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

C                 High risk of default or which are currently in default.


MOODY'S INVESTORS SERVICE ("MOODY'S")
-------------------------------------

Prime-1           Superior ability for repayment.

Prime-2           Strong ability for repayment.

Prime-3 Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
                  Adequate alternate liquidity is maintained.

Not Prime         Does not fall within any of the Prime rating categories.

                           DESCRIPTION OF BANK RATINGS
                           ---------------------------

MOODY'S
-------

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

D These banks possess adequate financial strength, but may be limited by one or more of the following factors: a vulnerable or developing business franchise; weak financial fundamentals; or an unstable operating environment.

E These banks possess very weak intrinsic financial strength, require periodic outside support or suggest an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a business franchise of questionable value; financial fundamentals that are seriously deficient in one or more respects; or a highly unstable operating environment.

                       DESCRIPTION OF TAXABLE BOND RATINGS
                       -----------------------------------

S&P
---
S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB Less vulnerable to nonpayment than other speculative issues. However, such issues face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B More vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to nonpayment, and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   Currently highly vulnerable to nonpayment.

C Used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D In payment default. Used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's
-------

Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

FITCH
-----

Investment Grade

AAA Highest rating category. The obligor's capacity for timely repayment of principal and interest is extremely strong.

AA       The obligor's capacity for timely repayment is very strong.


A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability for timely repayment is strong. However, adverse changes in business, economic, or financial conditions are more likely to affect the capacity for timely repayment than obligations in higher rated categories.

BBB The obligor's capacity for timely repayment of principal and interest is adequate. However, adverse changes in business, economic or financial conditions and circumstances, are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

B The Obligor's capacity for timely repayment of principal and interest is uncertain. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are far more speculative than those in higher rated categories.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic, or financial conditions and these obligations are far more speculative than those in higher rated categories.

CC Obligations which are highly speculative or which have a high risk of default.

C       Obligations which are currently in default.

                        DESCRIPTION OF INSURANCE RATINGS
                        --------------------------------

MOODY'S
-------

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this company offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

S & P
-----

An insurer rated `BBB' or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA EXTREMELY STRONG financial security characteristics. `AAA' is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA VERY STRONG financial security characteristics, differing only slightly from those rated higher.

A STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated `BB' or lower is regarded as having vulnerable characteristics that may outweigh its strength. `BB' indicates the least degree of vulnerability within the range; `CC' the highest.

BB MARGINAL financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B WEAK financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC VERY WEAK financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.


CC EXTREMELY WEAK financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated `R' has experienced a REGULATORY ACTION regarding solvency. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR NOT RATED, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-)
Following ratings from `AA' to `CCC' show relative standing within the major rating categories.


                      DESCRIPTION OF MUNICIPAL NOTE RATINGS
                      -------------------------------------

MOODY'S
-------
MIG1 & VMIG1      Short-term municipal securities rated MIG1 or VMIG1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2      These short-term municipal securities rated are of high
                  quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG       Favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

MIG4 & VMIG4      This denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is a specific risk.

SG                This denotes speculative quality.


S&P
---
An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

                     DESCRIPTION OF PREFERRED STOCK RATINGS
                     --------------------------------------

Moody's
-------

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P
---

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking Portfolio obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B
CCC Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC In arrears on dividends or sinking Portfolio payments, but that is currently paying.

C        Nonpaying issue.

D        Nonpaying issue with the issuer in default on debt instruments.

N.R. No rating has been requested, insufficient information on which to base a rating, or Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-)

To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                      DESCRIPTION OF MUNICIPAL BOND RATINGS
                      -------------------------------------
            (INCLUDING FOREIGN, MORTGAGE AND ASSET-BACKED SECURITIES)

S&P

INVESTMENT GRADE

         AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

         AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

         A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

         BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.



SPECULATIVE GRADE

         BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligations.

         B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

         CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

         CC       Currently highly vulnerable to non-payment.

         C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

         D        Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

INVESTMENT GRADE

         Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

         Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

         Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

         B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

         Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

         Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.



                     DESCRIPTION OF SHORT-TERM DEBT RATINGS
                     --------------------------------------

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

         TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

         TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 Non-investment grade and, therefore, speculative.

If you want more information about the Portfolios, the following documents are free upon request:


ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semiannual/annual reports or the SAI, request other information or discuss your questions about the Portfolio by calling 1 800-860-3946 or by writing the Portfolios at:

         One Group(R) Investment Trust
         One Nationwide Plaza
         Columbus, Ohio 43216

You can also review and copy the Portfolios' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-800-SEC-0330). You can also get reports and other information about the Portfolios from the SEC's web site at http://www.sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 and paying a copying charge.

VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS: This prospectus is for use with a variable life insurance contracts and variable annuity contracts. All questions regarding variable annuity contracts or variable life insurance contracts should be directed to the address in the prospectus that you received when you purchased your variable annuity or variable life product.


 (Investment Company Act File No. 811-7874)

                       STATEMENT OF ADDITIONAL INFORMATION

                          ONE GROUP(R) INVESTMENT TRUST

        ONE GROUP INVESTMENT TRUST BOND PORTFOLIO (THE "BOND PORTFOLIO")

 ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO (THE "GOVERNMENT BOND
                                  PORTFOLIO")

     ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO (THE "BALANCED PORTFOLIO)

  ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO (THE "LARGE CAP GROWTH
                                  PORTFOLIO")

 ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO (THE "EQUITY INDEX
                                  PORTFOLIO")

             ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
                      (THE "DIVERSIFIED EQUITY PORTFOLIO")

            ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
                      (THE "DIVERSIFIED MID CAP PORTFOLIO")

    ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO (THE "MID CAP GROWTH
                                  PORTFOLIO")

               ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
                         (THE "MID CAP VALUE PORTFOLIO")

             (EACH A "PORTFOLIO," AND COLLECTIVELY THE "PORTFOLIOS")

                                  MARCH , 1999


         This Statement of Additional Information is not a Prospectus, but
supplements and should be read with the Prospectus dated March   , 1999 for the
Portfolios(the "Prospectus"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. A copy of the Prospectus may be obtained by writing to One Group Investment Trust (the "Trust") at One Nationwide Plaza, Columbus, Ohio 43215 or by calling toll free at 1-800-860-3946.

                                TABLE OF CONTENTS

                                                                                                                     Page

THE TRUST................................................................................................................1
INVESTMENT OBJECTIVES AND POLICIES.......................................................................................3

   Additional Information on Portfolio Investments.......................................................................3
       Asset-Backed Securities...........................................................................................3
       Bank Obligations..................................................................................................3
       Commercial Paper..................................................................................................4
       Common Stock......................................................................................................4
       Convertible Securities............................................................................................4
       Demand Features...................................................................................................4
       Foreign Investments...............................................................................................5

       Limitations on the Use of Foreign Investments.....................................................................5
       Futures and Options Trading.......................................................................................6
         Futures Contracts...............................................................................................6
         Limitations on the Use of Futures Contracts.....................................................................7
         Risk Factors in Futures Transactions............................................................................8
         Options Contracts...............................................................................................9
         Writing (Selling) Covered Calls.................................................................................9
         Purchasing Call Options........................................................................................11
         Purchasing Put Options.........................................................................................11
         Secured Puts...................................................................................................11
         Straddles and Spreads..........................................................................................11
         Risk Factors in Options Transactions...........................................................................11
         Limitations on the Use of Options..............................................................................12
       Government Securities............................................................................................12
       High Yield/High Risk Securities/Junk Bonds.......................................................................13
       Investment Company Securities....................................................................................13
       Loan Participations and Assignments..............................................................................14
       Mortgage-Related Securities......................................................................................14
         Mortgage-Backed Securities (CMOs and REMICs)...................................................................14
         Mortgage Dollar Rolls..........................................................................................16
         Stripped Mortgage Backed Securities............................................................................17
         Adjustable Rate Mortgage Loans.................................................................................17
         Risk Factors of Mortgage-Related Securities....................................................................18
       Municipal Securities.............................................................................................19
         Risk Factors in Municipal Securities...........................................................................21

       PERCs............................................................................................................23
       Preferred Stock..................................................................................................23
       Real Estate Investment Trusts ("REITs")..........................................................................23
       Repurchase Agreements............................................................................................24
       Reverse Repurchase Agreements....................................................................................24
       Restricted Securities............................................................................................24
       Securities Lending...............................................................................................26
       Short-term Funding Agreements....................................................................................26
       SPDRs............................................................................................................26
       Structured Instruments...........................................................................................27
       Swaps, Caps and Floors...........................................................................................27
       Treasury Receipts................................................................................................29
       U.S. Treasury Obligations........................................................................................29
       Variable and Floating Rate Instruments...........................................................................29
       Limitations on the Use of Variable and Floating Rate Notes.......................................................30
       Warrants.........................................................................................................30
       When-Issued Securities and Forward Commitments.................................................................. 30
    Investment Restrictions.............................................................................................31
    Portfolio Turnover..................................................................................................32
    Additional Tax Information Concerning All Portfolios................................................................33
VALUATION...............................................................................................................34
Valuation of the Portfolios.............................................................................................34

ADDITIONAL INFORMATION REGARDING THE

    CALCULATION OF PER SHARE NET ASSET VALUE............................................................................35
Additional Purchase and Redemption Information..........................................................................35
MANAGEMENT OF THE TRUST.................................................................................................35
       Trustees & Officers..............................................................................................35
       Investment Advisor...............................................................................................37
       Glass-Steagall Act...............................................................................................40
       Portfolio Transactions...........................................................................................40
       Administrator....................................................................................................41
       Custodian and Transfer Agent.....................................................................................43
       Experts .........................................................................................................44
ADDITIONAL INFORMATION..................................................................................................44
       Description of Shares............................................................................................44
       Shareholder and Trustee Liability................................................................................46
       Shareholders.....................................................................................................46
       Calculation of Performance Data..................................................................................48
       Miscellaneous....................................................................................................50

                                    THE TRUST


One Group Investment Trust(formerly called The One Group Investment Trust) (the "Trust") is an open-end management investment company. The Trust was formed as a Massachusetts business trust on June 7, 1993. The Trust consists of nine series of units of beneficial interest ("Shares") each representing interests in one of the following separate investment portfolios:

       1. Bond Portfolio (formerly called the Bond Fund)
       2. Government Bond Portfolio (formerly called the Government Bond
          Fund)
       3. Balanced Portfolio (formerly called the Asset Allocation Fund)
       4. Mid Cap Growth Portfolio (formerly called the Growth
          Opportunities Fund)
       5. Large Cap Growth Portfolio (formerly called the Large Company Growth Fund)
       6. Equity Index Portfolio (formerly called the Equity Index Fund)
       7. Diversified Equity Portfolio (formerly called the Value Growth
          Fund)
       8. Diversified Mid Cap Portfolio (formerly called the Mid Cap Opportunities Fund)
       9. Mid Cap Value Portfolio (formerly called the Mid Cap Value
          Fund)


For ease of reference, this Statement of Additional Information sometimes refers to the portfolios as the BOND PORTFOLIOS and the EQUITY PORTFOLIOS.

The BOND PORTFOLIOS include:

       1. Bond Portfolio and
       2. Government Bond Portfolio.


The EQUITY PORTFOLIOS include:

       1. Balanced Portfolio,
       2. Mid Cap Growth Portfolio,
       3. Large Cap Growth Portfolio,
       4. Equity Index Portfolio,
       5. Diversified Equity Portfolio,
       6. Diversified Mid Cap Portfolio, and
       7. Mid Cap Value Portfolio.


All of the Portfolios are diversified, as defined under the Investment Company Act of 1940, as amended, (the "1940 ACT").

SUBSTITUTION OF ONE GROUP INVESTMENT TRUST PORTFOLIOS FOR PEGASUS VARIABLE FUNDS. On March __, 1999, the following portfolios of the Trust were substituted for the following Pegasus Variable funds in separate accounts maintained by Hartford Life and Annuity Insurance Company:

ONE GROUP INVESTMENT TRUST PORTFOLIO       PEGASUS VARIABLE FUND

1. Bond Portfolio                             1. Bond Fund
2. Large Cap Growth Portfolio                 2. Growth Fund
3. Diversified Mid Cap Portfolio              3. Mid Cap Opportunity Fund
4. Mid Cap Value Portfolio                    4. Intrinsic Value Fund
5. Diversified Equity Portfolio               5. Growth and Value Fund


With the exception of the Large Cap Growth Portfolio, the Pegasus Variable Funds are the surviving funds for accounting purposes. The Pegasus Variable Bond Fund, the Pegasus Variable Mid Cap Opportunity Fund, the Pegasus Variable Intrinsic Value Fund, and the Pegasus Growth and Value Fund are referred to as the "PREDECESSOR FUNDS" in this Statement of Additional Information.

       Much of the information in this Statement of Additional Information expands upon subjects discussed in the Prospectus. You should not invest in the Portfolios without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES


The following policies supplement each Portfolio's investment objective and policies as described in the Prospectus. Additional details about each Portfolio's investment objectives and policies is contained in the Prospectus under "Risk/Return Summaries" and "Principal Investment Strategies" and in Appendix A.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS


ASSET-BACKED SECURITIES


Asset-backed securities include securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables. Asset-Backed Securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates If asset-backed securities are pre-paid, a Portfolio may have to reinvest the proceeds from these securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than securities that cannot be prepaid. Under certain prepayment rate scenarios, a Portfolio may fail to recover any premium paid on asset-backed securities.


BANK OBLIGATIONS


Bank obligations include bankers' acceptances, certificates of deposit, and demand and time deposits. The Portfolios (other than the Government Bond Portfolio) may invest in bank obligations.

BANKERS' ACCEPTANCES are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise. These drafts are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Portfolio, a bankers' acceptance must be guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

CERTIFICATES OF DEPOSIT are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for investment, a certificate of deposit must be issued by domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, and in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

The Portfolios may also invest in Eurodollar certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Portfolios may also invest in Yankee certificates of deposit. Yankee certificates of deposits are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Portfolios may also invest in obligations (including banker's acceptances and certificates of deposit) denominated in foreign currencies (see "Foreign Investments").

DEMAND DEPOSITS are funds deposited in a commercial bank or a savings and loan association which, without prior notice to the bank, may be withdrawn generally by negotiable draft. Time and demand deposits will be maintained only at banks or savings and loan associations from which a Portfolio could purchase certificates of deposit. TIME DEPOSITS are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market. Time deposits that exceed seven days and include a withdrawal penalty are considered to be illiquid.


COMMERCIAL PAPER


       Commercial paper consists of promissory notes issued by corporations. Although these notes are generally unsecured, the Portfolios may also purchase secured commercial paper. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Portfolios only purchase commercial paper that meet the following criteria.

       Bond Portfolio. The Bond Portfolio may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") (such as A-2 or better by Standard & Poor's Corporation ("S&P"), Aa or better by Moody's Investors Service, Inc. ("Moody's") or A2 or better by Fitch IBCA ("Fitch")) or if unrated, determined by Banc One Investment Advisors Corporation ("BANC ONE INVESTMENT ADVISORS") to be of comparable quality.

       Equity Portfolios. The Equity Portfolios may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.


COMMON STOCK


Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer's board of directors.


CONVERTIBLE SECURITIES


Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Portfolios base selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.


DEMAND FEATURES


The Bond Portfolio and the Balanced Portfolio may invest in securities that are subject to puts and standby commitments ("DEMAND FEATURES"). A demand feature allows a Portfolio to buy securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Portfolio. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Portfolios expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will reduce the yield otherwise payable on the underlying security.

Under a "STAND-BY COMMITMENT," a dealer agrees to purchase, at a Portfolio's option, specified municipal securities at a specified price. A Portfolio will acquire these commitments only to aid portfolio liquidity and does not intend to exercise the demand feature for trading purposes. Stand-by commitments may also be referred to as put options. Each Portfolio will generally limit its investments in stand-by commitments to 25% of its total assets.

The Portfolios engage in put transactions to maintain flexibility and liquidity to permit them to meet redemption requests and remain as fully invested as possible.

 FOREIGN INVESTMENTS


All of the Portfolios (except the Government Bond Portfolio) may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Banker's Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper.

The Equity Portfolios may purchase sponsored and unsponsored American Depository Receipts ("ADRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities.

RISK FACTORS OF FOREIGN INVESTMENTS

Political and Exchange Risks. Foreign investments involve investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

Currency Risk. On January 1, 1999, the European Economic and Monetary Union introduced the "euro." The euro serves as a common currency for participating European nations. All stocks issued by corporations located in those nations will be denominated in euros. In addition, outstanding shares will be redenominated in euros. All government bonds issued by participating nations will be in euros , and outstanding government bonds will be redenominated in euros. The introduction of the euro presents some uncertainties, such as the adequacy of newly created accounting, clearing, settlement, and payment systems for the new currency. These uncertainties could adversely affect the value of the foreign securities held by the Portfolios.


LIMITATIONS ON THE USE OF FOREIGN INVESTMENTS. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of a Portfolio.

FUTURES AND OPTIONS TRADING

The Portfolios may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.


FUTURES CONTRACTS


Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement where two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

Although the terms of most futures contracts call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Portfolio the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

When making futures trades, the Portfolios are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to enter into futures contracts, options on futures contracts, index futures and options thereon that are traded on an exchange regulated by the CFTC if, to the extent that these futures and options are not for "bona fide hedging purposes" (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are in the money) do not exceed 5% of the Portfolio's total assets at current value. A Portfolio, however, may invest more than this amount for bona fide hedging purposes, and also may invest more than that amount if it obtains authority to do so from the CFTC without rendering the Portfolio a commodity pool operator.

A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and security prices. When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Portfolio can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Portfolio, through the purchase of these contracts, can attempt to secure better rates or prices for the Portfolio than might later be available in the market when it makes anticipated purchases.

Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of managing this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

A Portfolio's ability to effectively use futures trading depends on several factors. First, price correlation between the futures contracts and their underlying reference security or index may not be perfect. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.


LIMITATIONS ON THE USE OF FUTURES CONTRACTS


Except for bona fide hedging purposes, none of the Portfolios will enter into futures contract transactions if immediately after the transaction, the sum of its initial margin deposits and premiums on open contracts exceeds 5% of the market value of the respective Portfolio's total assets. None of the Portfolios will enter into futures contracts if the value of the futures contracts held would exceed 25% of the applicable Portfolio's total assets.

The Portfolios restrict their futures contract trading as follows:

1. The Portfolios will not engage in transactions in futures contracts for speculative purposes;

2. The Portfolios will not market themselves to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets;

3. The Portfolios will disclose to all prospective Shareholders the purpose of and limitations on their commodity futures trading;

4. The Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds in a segregated account pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Portfolio, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Portfolio "covers" a long position. For example, instead of segregating assets, a Portfolio, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio. In addition, where a Portfolio takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Portfolio holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Portfolios may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Portfolio sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Portfolio could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Portfolio. In certain circumstances, entry into a futures contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will also accelerate gain to the Portfolios.


RISK FACTORS IN FUTURES TRANSACTIONS


LIQUIDITY. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain the required margin. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements even though it may be disadvantageous to do so. In addition, a Portfolio may be required to deliver the instruments underlying futures contracts it holds. The inability to close options and futures positions could also adversely impact the Portfolio's ability to effectively hedge these positions. The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

RISK OF LOSS. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Portfolios typically are for risk management purposes, Banc One Investment Advisors does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. Each Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

CORRELATION RISK. A Portfolio's use of futures transactions involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. A Portfolio could also lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.


PRICE FLUCTUATIONS. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


Some futures strategies, including selling futures, buying puts and writing covered calls, may reduce a Portfolio's exposure to price fluctuations. Other strategies, including buying futures, and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. A Portfolio expects to enter into these transactions to manage a return or spread on a particular investment or portion of its assets, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or for other risk management strategies.

OPTIONS CONTRACTS


The Portfolios may use options on securities or futures contracts as a hedging device. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (also called the STRIKE price). A CALL OPTION gives the buyer the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, subject to the rules of the Options Clearing Corporation, a writer is required to deposit in escrow the underlying security or other assets in accordance with these rules.


A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The seller (or "writer") of a put option must purchase futures contracts or securities at a strike price if the option is exercised. In the case of a call option, the seller must sell the futures contract or security in the underlying futures contract or security at the strike price if the option is exercised.


A NAKED OPTION is an option written by a party who does not own the underlying futures contract or security. A COVERED OPTION is an option written by a party who does own the underlying position. The initial purchase (sale) of an option is an "opening transaction." In order to close out an option position, the Portfolio may enter into a "closing transaction". This involves the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.


A call option on a futures contract or security is said to be "in-the-money" if the strike price is below current market levels and "out-of-the-money" if the strike price is above current market levels. A put option is "in-the-money" if the strike price is above current market levels, and "out-of-the-money" if the strike price is below current market levels.

Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. Some options, however, expire significantly in advance of such dates. An option that is "out-of-the-money" and not offset by the time it expires becomes worthless. On certain exchanges "in-the-money" options are automatically exercised on their expiration date, but on others unexercised options simply become worthless after their expiration date. Options usually trade at a premium (referred to as the "time value" of the option) above their intrinsic value (the difference between the market price for the underlying futures contract or equity security and the strike price). As an option nears its expiration date, the market value and the intrinsic value move into parity as the time value diminishes.

Increased market volatility generally increases the value of options by increasing the probability of favorable market swings, putting outstanding options "in-the-money." Although purchasing options is a limited risk trading approach, significant losses can be incurred by doing so.

WRITING (SELLING) COVERED CALLS


The Portfolios may write (sell) covered call options and purchase options to close out options previously written by the Portfolio. The Portfolios' purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Portfolio's total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Portfolios will write covered call options on securities which, in the opinion of Banc One Investment Advisors are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio. The Portfolios will write only covered call options. This means that a Portfolio will only write a call option on a security which a Portfolio already owns.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which a Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Portfolio has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be "called away" at a price substantially below the fair market value of the security. If a call option which a Portfolio has written expires, a Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Portfolio's custodian. The Portfolios do not consider a security covered by a call to be "pledged" as that term is used in each Portfolio's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium each Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, Banc One Investment Advisors, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Portfolio for writing covered call options will be recorded as a liability in the Portfolio's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per Share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

Generally, a Portfolio, in order to avoid the exercise of an option sold by it, will be able to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless selling (in the case of a call option) or purchasing (in the case of a put option) the underlying securities is determined to be in a Portfolio's best interest. A closing purchase transaction consists of a Portfolio purchasing an option having the same terms as the option sold by a Portfolio, and has the effect of cancelling a Portfolio's position as a seller. The premium which a Portfolio will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Portfolio are exercised and a Portfolio delivers securities to the holder of a call option, a Portfolio's turnover rate will increase, which would cause a Portfolio to incur additional brokerage expenses.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction permits a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call options it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect such closing transactions at a favorable price. If a Portfolio cannot enter into a closing transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Portfolio will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In such cases, additional costs will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.


PURCHASING CALL OPTIONS


The Portfolios may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option because the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option. If paying a premium for a call option, together with a price movement in the underlying security, is such that exercise of the option would not be profitable to the Portfolio, loss of the premium may be offset by a decrease in the acquisition cost of securities by the Portfolio.


PURCHASING PUT OPTIONS


The Portfolios may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Hedge protection is provided during the life of the put option since the Portfolio, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction cost. However, any loss of premium may be offset by an increase in the value of the Portfolio's securities.


SECURED PUTS


The Portfolios may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially greater than the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.


STRADDLES AND SPREADS


The Portfolios also may engage in straddles and spreads. In a straddle transaction, a Portfolio either buys a call and a put or sells a call and a put on the same security. In a spread, the Portfolio purchases and sells a call or a put. The Portfolio will sell a straddle when Banc One Investment Advisors believes the price of a security will be stable. The Portfolio will receive a premium on the sale of the put and the call. A spread permits the Portfolio to make a hedged investment that the price of a security will increase or decline.


RISK FACTORS IN OPTIONS TRANSACTIONS


Risk of Loss. When it purchases an option, a Portfolio runs the risk of losing its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Portfolio will lose part or all of its investment in the option. This contrasts with an investment by a Portfolio in the underlying securities, because the Portfolio may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Portfolios and the prices of the options.

Judgement of Advisor. The successful use of the options strategies depends on the ability of Banc One Investment Advisors to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Portfolio's ability to terminate option positions at times when Banc One Investment Advisors deems it desirable to do so. A Portfolio will take an option position only if Banc One Investment Advisors believes there is a liquid secondary market for the option, however, there is no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

Liquidity. If a secondary trading market in options were to become unavailable, a Portfolio could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Portfolio's ability to realize its profits or limit its losses.

Market Restrictions. Disruptions in the markets for the securities underlying options purchased or sold by a Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Portfolio as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Portfolio has expired, the Portfolio could lose the entire value of its option.


Foreign Investment Risks. Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

LIMITATIONS ON THE USE OF OPTIONS.


Each Portfolio will limit the writing of put and call options to 25% of its net assets. Some Portfolios may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. The Portfolios will only enter into these option transactions with broker/dealers who have a minimum net worth of $20,000,000.

GOVERNMENT SECURITIES

The Portfolios invest in securities issued by agencies and instrumentalities of the U.S. Government. Not all securities issued by U.S. Government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

-        Obligations of certain agencies and instrumentalities of the U.S.
         government, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury;

- Others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the right of the issuer to borrow from the Treasury;

-        Others are supported by the discretionary authority of the U.S.
         government to purchase the agency's obligations; and

- Still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported only by the credit of the instrumentality.

No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Portfolio will invest in the obligations of these agencies or instrumentalities only when Banc One Investment Advisors believes that the credit risk is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment

Objectives and Policies--Mortgage-Related Securities" in this Statement of Additional Information.


HIGH YIELD/ HIGH RISK SECURITIES/JUNK BONDS

The Mid Cap Opportunities Portfolio may invest in convertible securities that are rated below investment grade by the primary rating agencies (BB or lower by S&P and BA or lower by Moody's). Such convertible securities may be structured as bonds or preferred stock that convert to common stock. Terms used to describe these convertible securities include "high yield securities," "lower rated bonds," "non-investment grade bonds," "below investment ". These securities are considered to be high risk investments. The risks include the following:

         GREATER RISK OF LOSS. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer fails to pay principal or interest, the Portfolio would experience a decrease in income and a decline in the market value of their investments. The Portfolio may also incur additional expenses in seeking recovery from the issuer.

         SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.

         VALUATION DIFFICULTIES. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

         LIQUIDITY. There may be no established secondary or public market for investments in lower rated securities. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

         HIGH YIELD BOND MARKET. Unlike investment grade securities (including securities which were investment grade when issued but have fallen below investment grade), the track record for bond default rates on new issues of non-investment grade bonds is relatively short. It may be that future default rates on new issues of non-investment grade securities will be more widespread and higher than in the past, especially if economic conditions deteriorate.

         CREDIT QUALITY. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

         NEW LEGISLATION. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Portfolio's net asset value and investment practices.


INVESTMENT COMPANY SECURITIES

The Portfolios may invest up to 5% of their total assets in the securities of any one investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. Other investment company securities may include securities of a money market fund of One Group(R), and securities of other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Portfolios may cause Shareholders to bear duplicate fees. Banc One Investment Advisors will waive its fee attributable to Portfolio assets invested in funds advised by Banc One Investment Advisors. Banc One Investment Advisors will also waive its fees attributable to the assets of any Portfolio invested in any investment company if required by the laws of any state in which shares of the Trust are sold.


LOAN PARTICIPATIONS AND ASSIGNMENTS


Some of the Portfolios may invest in fixed and floating rate loans ("Loans"). Loans are arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions ("Lenders"). Generally, the Portfolios invest in Loans by purchasing Loan Participations ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

Typically, a Portfolio will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Portfolio has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Limitations on Investments in Loan Participations and Assignments. Loan participants and assignments may be illiquid. As a result, a Portfolio will invest no more than 15% of its net assets in these investments. If a government entity is a borrower on a Loan, the Portfolio will consider the government to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Participations and Assignments. A Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities when valuing the Portfolio's portfolio and calculating its net asset value.


MORTGAGE-RELATED SECURITIES


Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). (A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments).

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

-    various governmental agencies such as Ginnie Mae;

-    government-related organizations such as Fannie Mae and Freddie Mac;

- nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

       Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae's guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

       Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.


       Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Bond Portfolio does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "Mortgage Assets"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

       GINNIE MAE REMIC CERTIFICATES. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

       FANNIE MAE REMIC CERTIFICATES. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available.

       FREDDIE MAC REMIC CERTIFICATES. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."


REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies.

       CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Portfolios may invest may bear the same non-credit- related risks as do other types of Z-Bonds. Z-Bonds in which the Portfolio may invest will not include residual interest.

Mortgage Dollar Rolls. Some of the Portfolios may enter into Mortgage Dollar Rolls. In a Mortgage Dollar Role transaction, the Portfolios sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Portfolio enters into mortgage dollar rolls, the Portfolio will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid, high grade debt securities in an amount equal to the purchase price that the Portfolio is required to pay. The Portfolios benefit from a mortgage dollar roll to the extent of:

- the difference between the price received for the securities sold and the lower price for the future purchase (often referred to as the "drop"); and

- fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the future purchase.

Unless such benefits exceed the amount of income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of the Portfolios will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon Banc One Investment Advisors' ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Portfolios currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

STRIPPED MORTGAGE BACKED SECURITIES. Stripped Mortgage Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets ("IOs"), while the other class will receive all of the principal ("POs"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.



In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

       PREPAYMENT/INTEREST RATE SENSITIVITY. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Portfolios may lose money on investments in SMBS.

       INTEREST ONLY SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

       PRINCIPAL ONLY SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayment increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

       YIELD CHARACTERISTICS. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. Banc One Investment Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.


A Portfolio may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolios' limitations on investments in illiquid securities.

         ADJUSTABLE RATE MORTGAGE LOANS. The Bond Portfolios and the Balanced Portfolio may invest in adjustable rate mortgage loans ("ARMS"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above a maximum rate or below a minimum rate. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.


Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.


There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of funds, the National Median Cost of funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolio's portfolio and therefore in the net asset value of the Portfolio's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.


In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

RISKS FACTORS OF MORTGAGE-RELATED SECURITIES.

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.


Interest Rate Sensitivity. If a Portfolio purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Portfolios. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return the Portfolios of the Trust will receive when these amounts are reinvested.

Market Value. The market value of the Portfolio's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates rise faster than the rates of interest payable on these securities or by the adjustable rate mortgage loans underlying the securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying these securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected by increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Portfolio's principal investment to the extent of the premium paid. On the other hand, if these securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Portfolios invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying these securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.


MUNICIPAL SECURITIES


Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

       1. bridges,
       2. highways,
       3. roads,
       4. schools,
       5. water and sewer works, and
       6. other utilities.

Other public purposes for which Municipal Securities may be issued include:

      1.  refunding outstanding obligations,
      2.  obtaining funds for general operating expenses and
      3.  obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide

      1.  water, sewage and solid waste facilities,
      2.  qualified residential rental projects,
      3.  certain local electric, gas and other heating or cooling facilities,
      4.  qualified hazardous waste facilities,
      5.  high-speed intercity rail facilities,

      6. governmentally-owned airports, docks and wharves and mass transportation facilities,

      7.  qualified mortgages,
      8.  student loan and redevelopment bonds;
      9. and bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as "industrial development bonds" under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

     1. privately operated housing facilities,
     2. sports facilities,
     3. industrial parks,
     4. convention or trade show facilities,
     5. airport, mass transit, port or parking facilities,
     6. air or water pollution control facilities,
     7. sewage or solid waste disposal facilities, and
     8. facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of these bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bonds. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Portfolios may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Portfolio that may purchase municipal securities may purchase:

      1.  Short-term tax-exempt General Obligations Notes,
      2.  Tax Anticipation Notes,
      3.  Bond Anticipation Notes,
      4.  Revenue Anticipation Notes,
      5.  Project Notes, and
      6.  Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:


 -  general money market conditions,

-       the financial condition of the issuer,

-       general conditions of the municipal bond market,

-       the size of a particular offering,

-       the maturity of the obligations, and

-       the rating of the issue.

The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. However,ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Banc One Investment Advisors or the applicable Sub-Advisor will consider such an event in determining whether the Portfolio should continue to hold the obligations.


Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.


Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal Leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.


RISK FACTORS IN MUNICIPAL SECURITIES


       Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

       Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

     - the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

     -    the value of the bonds may be reduced;

     - you and other Shareholders may be subject to unanticipated tax liabilities;

     -    a Portfolio may be required to sell the bonds at the reduced value;

     -    it may be an event of default under the applicable mortgage;

     -    the holder may be permitted to accelerate payment of the bond; and

     -    the issuer may be required to redeem the bond.

       In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable.

       Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

       State and Federal Laws. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Portfolio's ability to collect payments due on Municipal Securities.

       Litigation and Current Developments. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio's Municipal Securities in the same manner.

       New Legislation. From time to time, proposals have been introduced before Congress that would restrict or eliminate the Federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of these proposals could have on (i) the availability of Municipal Securities for investment by the Portfolios, and (ii) the value of the investment portfolios of the Portfolios.


LIMITATIONS ON THE USE OF MUNICIPAL SECURITIES


The Bond Portfolio may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

The Portfolio may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Portfolio in connection with the arrangement. The Portfolio will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

NEW FINANCIAL PRODUCTS


New options and futures contracts and other financial products, and various combinations thereof, continue to be developed. These various products may be used to adjust the risk and return characteristics of each Portfolio's investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform as expected, the performance of each Portfolio would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Portfolio to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.


 PERCS*


The Equity Portfolios may invest in Preferred Equity Redemption Cumulative Stock ("PERCS"). PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. PERCs are mandatorily convertible into common stock. However, PERCS may be called at any time at an initial call price that reflects a substantial premium to the stock's issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.


*PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with The One Group Investment Trust.

PREFERRED STOCK

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

 REAL ESTATE INVESTMENT TRUSTS ("REITS")


The Portfolios may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Other possible risks include failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.


REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

     -    limited financial resources

     -    infrequent or limited trading

     -    more abrupt or erratic price movements than larger company securities


Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.


REPURCHASE AGREEMENTS


Under the terms of a repurchase agreement, a Portfolio would acquire securities from a seller, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller defaults on its repurchase obligation or becomes insolvent, the Portfolio holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Portfolio were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that a Portfolio would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. However, with respect to repurchase agreements subject to U.S. law, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Portfolio's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by a Portfolio under the 1940 Act.


       Repurchase Agreement Counterparties. Repurchase counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS


Portfolios may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Portfolio would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Portfolio entered into a reverse repurchase agreement, it would establish a segregated custodial account. The Portfolio would deposit assets (such as cash or liquid securities) that have a value equal to the repurchase price (including accrued interest). The Portfolio would monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Portfolio under the 1940 Act.


RESTRICTED SECURITIES


The Portfolios may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolios, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Portfolios intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by Banc One Investment Advisors, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("Rule 144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Portfolios believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed Banc One Investment Advisors to consider the following criteria in determining the liquidity of certain restricted securities:


     -    the frequency of trades and quotes for the security;

     - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     -    dealer undertakings to make a market in the security; and

     -    the nature of the security and the nature of the marketplace trades.

Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

     - The 4(2) paper must not be traded flat or in default as to principal or interest;

     - The 4(2) paper must be rated in one of the two highest rating categories by a least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by Banc One Investment Advisors to be of equivalent quality; and

     - Banc One Investment Advisors must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program; and


     - Banc One Investment Advisors shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid. If such determination causes a Portfolio to hold more than 15% of its net assets in illiquid securities, the Board of Trustees shall consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio's holdings of illiquid assets to less than 15% of its net assets; and


     - Banc One Investment Advisors shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently that quarterly.

SECURITIES LENDING


To generate additional income, each of the Portfolios may lend up to 33 1/3% of the securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral may include cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral. The Portfolios will continue to receive interest on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Portfolio's prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Investment Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are therefore, not considered to be illiquid investments.


SHORT-TERM FUNDING AGREEMENTS

To enhance yield, the Bond Portfolio maymake limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to these agreements, the Portfolio makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Portfolio will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Portfolio to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Portfolio only if, at the time of purchase, no more than 15% of the Portfolio's net assets will be invested in short-term funding agreements and other illiquid securities.


 SPDRs


The Equity Portfolios (except for the Diversified Mid Cap Portfolio) may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are interests in unit investment trusts. These investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

SPDRs are not actively managed. Rather, a SPDR's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by SPDRs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if SPDR was not fully invested in such securities. Because of this, a SPDR's price can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in SPDRs.

A Portfolio will limit its investments in SPDRs to 5% of the Portfolio's total assets and 3% of the outstanding voting securities of the SPDRs issuer. Moreover, a Portfolio's investments in SPDRs will not exceed 10% of the Portfolio's total assets, when aggregated with all other investments in investment companies.

STRUCTURED INSTRUMENTS

Structured instruments are debt securities issued by agencies of the U.S. government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

The terms of structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by Banc One Investment Advisors, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available for publicly traded debt securities (i.e., the existence of a trust indenture). In that case, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps and Floors."

The Portfolios will invest only in structured securities that are consistent with each Portfolio's investment objective, policies and restrictions and Banc One Investment Advisors' outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, a Portfolio will not invest in structured instruments if the terms of the structured instrument provide that the Portfolio may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

Structured instruments that are registered under the federal securities laws may be treated as liquid. However, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio's ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolio will treat these instruments as illiquid, and will limit its investments in these instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Portfolio.

SWAPS, CAPS AND FLOORS

The Portfolios may enter into swaps, caps, (collectively, "Swap Contracts") and floors on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Portfolio's investments are traded, for both hedging and non-hedging purposes. The Portfolios may enter into these transactions to manage their exposure to changing interest rates and other market factors. Some transactions may reduce each Portfolio's exposure to market fluctuations while others may tend to increase market exposure. Although different from options, futures and options on futures, swap contracts are used by the Portfolios for similar purposes (i.e., risk management and hedging) and therefore, expose the Portfolios to generally the same risks and opportunities as these investments.

Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Portfolio may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.


Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Portfolio, the Portfolio may suffer a loss. To address this risk, each Portfolio will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Portfolio to the counterparty, one to the Portfolio from the counterparty) are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In addition, the Portfolio may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Portfolios may enter into swaps that require transfers of collateral for changes in market value.


In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.


In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Portfolio to close out its obligations under the swap contract prior to its maturity. Under these circumstances, the Portfolio might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Portfolio is able to negotiate such an offsetting swap contract, however, the Portfolio could be subject to continued adverse developments, even after Banc One Investment Advisors determines that it would be prudent to close out or offset the first swap contract.

The Portfolios will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Portfolio securities transactions. If Banc One Investment Advisors is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Portfolios.

       The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Portfolios will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Portfolios intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid, high grade debt securities, the Portfolios and Banc One Investment Advisors believe that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to each Portfolio's borrowing restrictions. The net amount of the excess, if any, of each Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' Custodian. The Bond Portfolios generally will limit their investments in swaps, caps and floors to 25% of their total assets.


TREASURY RECEIPTS


The Portfolios may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include:

o   Treasury Receipts ("TRS"),

o   Treasury Investment Growth Receipts ("TIGRS"), and

o   Certificates of Accrual on Treasury Securities ("CATS").


U.S. TREASURY OBLIGATIONS


The Portfolios may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of those obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). The Portfolios may also invest in Inflation Indexed Treasury Obligations.


VARIABLE AND FLOATING RATE INSTRUMENTS


Certain obligations purchased by the Portfolios may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES are demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Banc One Investment Advisors will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         The Portfolios, subject to their investment objective policies and restrictions, may acquire VARIABLE AND FLOATING RATE INSTRUMENTS. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Portfolio will be determined by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the

Portfolio's investment policies. In making these determinations, Banc One Investment Advisors will consider the earning power, cash flow and other liquidity ratios of the issuers of these instruments (these issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Portfolio. The absence of an active secondary market, could make it difficult for the Portfolio to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Portfolio will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Portfolio's assets at a favorable rate of return.

         LIMITATIONS ON THE USE OF VARIABLE AND FLOATING RATE NOTES. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Portfolio's net assets only if these instruments are subject to a demand feature that will permit the Portfolio to demand payment of the principal within seven days after demand by the Portfolio. There is no limit on the extent to which a Portfolio may purchase demand instruments that are not illiquid. If not rated, these instruments must be found by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P, Moody's, and Fitch used in this paragraph, see the Appendix.


WARRANTS

         Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


         The Portfolios may purchase securities on a "when-issued" and forward commitment basis. When a Portfolio agrees to purchase securities, the Portfolio's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Portfolios may purchase securities on a when-issued basis when deemed by Banc One Investment Advisors to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Portfolios generally will not pay for these securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When Banc One Investment Advisors purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In this case, a Portfolio may be required subsequently to place additional assets in the separate account to assure that the value of the account remains equal to the amount of the Portfolio's commitment. The Portfolio's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover purchase commitments than when it sets aside cash. In addition, when a Portfolio engages in "when-issued" transactions, it relies on the seller to complete the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

         In a forward commitment transaction, the Portfolios contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Portfolios are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid high-grade debt obligations in an amount sufficient to meet the purchase price. Alternatively, the Portfolios may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         Limitations on the Use of When Issued Securities and Forward Commitments. No Portfolio intends to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and the ability of Banc One Investment Advisors to manage the Portfolio mightbe affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Portfolio's total assets, and a commitment will not exceed 90 days. A Portfolio may dispose of a when-issued security or forward commitment prior to settlement if Banc One Investment Advisors deems it appropriate to do so.


INVESTMENT RESTRICTIONS


         The following investment restrictions are "fundamental policies" of each Portfolio. The investment objectives of each Portfolio (which can be found in response to the first question in each of the Risk/Return Summaries) are also "fundamental policies." Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

         Each Portfolio may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Portfolio's assets. For purposes of this limitation, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer.

         2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation
(i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.


         4. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.


         5. Underwrite the securities of other issuers except to the extent that a Portfolio may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

         6. Purchase or sell commodities or commodity contracts, except that the Portfolios may purchase or sell financial futures contracts for bona fide hedging and other permissible purposes.

         7. Purchase participations or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Portfolios in marketable securities of companies engaged in such activities are not hereby precluded).


         8. Invest in any issuer for purposes of exercising control or management.
                                       31

         9. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.


         10. Purchase or sell real estate (however, each Portfolio may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

         11. Borrow money or issue senior securities, except that each Portfolio may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of its borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The foregoing percentages will apply at the time of the purchase of a security.

         The following investment restrictions are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

         No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

         The foregoing percentages apply at the time of purchase of a security. Banc One Investment Advisors Corporation shall report to the Board of Trustees promptly if any of a Portfolio's investments are no longer determined to be liquid or if the market value of Portfolio assets has changed if such determination or change causes a Portfolio to hold more than 15% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio's holdings to less than 15% of its net assets.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. The Portfolio turnover rates for the years ended December 31, 1998 and 1997 for the following Portfolios were as follows:

         Portfolio                                    1997             1998
         ---------                                    ----             ----
         Government Bond Portfolio                    21.3%

         Balanced Portfolio                           60.9%

         Large Cap Growth Portfolio                   34.4%

         Mid Cap Growth Portfolio                     175.6%

         Equity Index Portfolio                       NA*


         *The Equity Index Portfolio began operations on May 1, 1998.

         The higher portfolio rates for the Mid Cap Growth Portfolio was the result of a conscience shift into larger capitalization issuers and the volatility in small and mid capitalization technology stocks.

         The Portfolio turnover rates for the years ended December 31, 1998 and 1997 for the Predecessor Funds of the Bond Fund, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Equity Portfolio were as follows:

         Portfolio                                    1997             1998
         ---------                                    ----             ----
         Bond Portfolio
         Diversified Mid Cap Portfolio

         Mid Cap Value Portfolio
         Diversified Equity Portfolio

         Higher turnover rates will generally result in higher brokerage expenses. Portfolio turnover may vary greatly from year to year as well as within a particular year.

ADDITIONAL TAX INFORMATION CONCERNING THE PORTFOLIOS

         It is the policy of each Portfolio to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, each Portfolio must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Portfolio's assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Portfolio's investments. If a Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Portfolio distributes during its taxable year at least (a) 90% of its investment company taxable income, and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Portfolio intends to make sufficient distributions to Shareholders to meet this requirement.

         For a discussion of the tax consequences of variable annuity contracts, refer to the prospectuses of the separate accounts offering variable life and variable annuity contracts as they may be applicable to your situation. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the 1-year period ending on October 31 of such calendar year. The balance, if any, of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a particular Portfolio would be subject to a non-deductible excise tax equal to 4% of the deficiency. A Portfolio is exempt from this excise tax if at all times during the calendar year each shareholder in the Portfolio was either a trust described in Section 401(a) of the Code and exempt from tax under section 501(a) of the Code or a segregated asset account of a life insurance company held in connection with variable contracts.

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts held in the Portfolios. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable annuity contract as an annuity contract would result in immediate imposition of federal income tax on variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that variable annuity contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies.


         The Treasury Department has issued Regulations (Treas. Reg. 1.817-5), that establish diversification requirements for the investment portfolios underlying variable annuity contracts. The Regulations amplify the diversification requirements for variable annuity contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer, all interests in the same real estate project and all interests in the same commodity are treated as a single investment. The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable annuity contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."


         Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by a Portfolio for the purpose of meeting the diversification test if the Portfolio meets certain requirements. Each Portfolio will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of such Portfolio's assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Portfolio.

         The above discussion of the federal income tax treatment of the Portfolios assumes that all the insurance company accounts holding shares of a Portfolio are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of a life insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.


VALUATION


VALUATION OF THE PORTFOLIOS

         Securities traded on a national securities exchange are valued at the last quoted sale price on the principal exchange, or if no sale, at their fair value as determined in good faith under consistently applied procedures authorized by the Board of Trustees. Securities traded only in the over-the-counter (OTC) market are valued at the last quoted sale price, or if there is no sale, at the quoted bid price provided by an independent pricing agent. Corporate debt securities and debt securities of U.S. issuers, including municipal securities, are valued by a combination of daily quotes and matrix evaluations provided by dealers or by an independent pricing service approved by the Board of Trustees. Inactive securities that have little or no trading activity are evaluated by the independent pricing services by obtaining dealer quotes. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading, or if there was no sale, the quoted bid price at the close of trading. Securities for which reliable market quotations are not readily available or for which the pricing agent does not provide a valuation that in the judgment of the Portfolio's investment adviser, represents fair value, shall each be valued in accordance with procedures authorized by the Board of Trustees.

The Portfolios may invest in repurchase agreements with institutions that the investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. Dollar equivalent at the foreign exchange rate reported by the independent pricing agent via WM/Reuters Forex as of the close of the London exchange.

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE


         The net asset value of each Portfolio is determined and its Shares are priced as of the times specified in the Portfolios' Prospectus. The net asset value per Share of each Portfolio is calculated by determining the value of the interest in the securities and other assets of the Portfolio, less liabilities and dividing such amount by the number of Shares of the Portfolio outstanding.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares of the Portfolios are sold continuously to insurance company separate accounts. The Portfolios may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.


MANAGEMENT OF THE TRUST

TRUSTEES & OFFICERS


         The Board of Trustees oversees the management and administration of the Portfolios. The Trustees are responsible for making major decisions about each Portfolio's investment objectives and policies, but delegate the day-to-day administration of the Portfolios to the officers of the Trust. There are currently five Trustees. The Trustees, in turn, elect the officers of the Portfolios.

         The Trustees of the Portfolios, their addresses, ages and principal occupations during the past five years are set forth below.

NAME AND ADDRESS             AGE        POSITION HELD       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
                                        WITH THE TRUST

Peter C. Marshall            56         Trustee             From November, 1993 to present, President, DCI
DCI Marketing, Inc.                                         Marketing, Inc.
2727 W. Good Hope Rd.
Milwaukee, WI  53209

Charles I. Post              70         Trustee             From July, 1986 to present, self employed as a
7615 4th Avenue West                                        consultant.
Bradenton, FL  34209

Frederick W. Ruebeck         59         Trustee             From June, 1988 to present, Director of
Eli Lilly & Company                                         Investments, Eli Lilly and Company.
Lilly Corporate Center
307 East McCarty
Indianapolis, IN  46258

Robert A. Oden, Jr.          52         Trustee             From 1995 to present, President , Kenyon College;
Office of the President                                     from 1989 to 1995, Headmaster, The Hotchkiss
Ransom Hall                                                 School.

Kenyon College
Gambier , OH  43022

*John F. Finn                51         Trustee             Since 1975, President of Gardner, Inc.
President                                                   (Wholesale distributor to outdoor
Gardner, Inc.                                               power equipment industry)
1150 Chesapeake Ave.
Columbus, Ohio  43212


*John F. Finn is an "interested person" as that term is defined in the Investment Company Act of 1940.

The Trustees of the Portfolios receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table on the next page sets forth the total compensation to the Trustees from the Trust for the fiscal year ended December 31, 1998.


                             COMPENSATION TABLE (1)

-------------------------- ------------------ ------------------- --------------------- --------------------
NAME OF PERSON,                AGGREGATE          PENSION OR        ESTIMATED ANNUAL    TOTAL COMPENSATION
POSITION                     COMPENSATION         RETIREMENT         BENEFITS UPON      FROM THE PORTFOLIO
                               FROM THE        BENEFITS ACCRUED        RETIREMENT             COMPLEX
                             PORTFOLIOS(2)        AS PART OF
                                                  PORTFOLIO
                                                   EXPENSES
-------------------------- ------------------ ------------------- --------------------- --------------------
Peter C. Marshall,         $3000              NA                  NA                    $51,000
Trustee

-------------------------- ------------------ ------------------- --------------------- --------------------
Charles I. Post, Trustee   $3000              NA                  NA                    $48,500

-------------------------- ------------------ ------------------- --------------------- --------------------
Frederick W. Ruebeck,      $3000              NA                  NA                    $48,500
Trustee(3)

-------------------------- ------------------ ------------------- --------------------- --------------------
Robert  A. Oden, Jr.,      $3000              NA                  NA                    $48,500
Trustee

-------------------------- ------------------ ------------------- --------------------- --------------------
John F. Finn, Trustee(4)   $1500              NA                  NA                    $24,500


-------------------------- ------------------ ------------------- --------------------- --------------------

(1) "Portfolio Complex" comprises the 9 Portfolios of the Trust, as well as the Funds of The One Group(R) as of December 31, 1998 Compensation for the "Portfolio Complex" is for the fiscal year ended December 31, 1998.


(2) Pursuant to a Deferred Compensation Plan for Trustees of One Group Investment Trust (the "Plan") adopted at the November 19, 1998 Board of Trustee's meeting, the Trustees may defer all or a part of their compensation payable by the Trust. Under the Plan, the Trustees may specify Class I Shares (formerly fiduciary class shares) of one or more funds of The One Group to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

(3)      Includes $750 of deferred compensation.

(4)      Includes $750 of deferred compensation.

The officers of the Portfolios receive no compensation directly from the Portfolios for performing the duties of their offices. The officers of the Trust, their addresses, ages and principal occupations during the past five years are shown below:

-------------------------------- --------- ------------------ --------------------------------------------------------
NAME AND ADDRESS                    AGE    POSITION(S) HELD   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
                                           WITH THE TRUST

-------------------------------- --------- ------------------ --------------------------------------------------------
James F. Laird, Jr.*                42     President and      Mr. Laird was elected Vice President-General Manager
Three Nationwide Plaza                     Treasurer          of Nationwide Advisory Services, Inc., on April 5,
Columbus, Ohio  43215                                         1995. Prior to being elected General Manager, Mr.
                                                              Laird served as Treasurer of Nationwide Advisory
                                                              Services, Inc. since November, 1987.
-------------------------------- --------- ------------------ --------------------------------------------------------
Karen R. Tackett*                   32     Vice President     Since August, 1998, Ms. Tackett has been Director
Three Nationwide Plaza                     and Assistant      Strategic Development of Nationwide Advisory Services,
Columbus, Ohio  43215                      Treasurer          Inc. From March, 1996 until July, 1998, Ms. Tackett
                                                              was Accounting Manager for Nationwide Advisory
                                                              Services, Inc. Prior to that, Ms. Tackett was Audit
                                                              Manager and held various other positions with
                                                              PricewaterhouseCoopers LLP (formerly Coopers & Lybrand,
                                                              L.L.P.)
-------------------------------- --------- ------------------ --------------------------------------------------------
Craig A. Carver*                    44     Vice President     Mr. Carver has been Compliance Manager of Nationwide
Three Nationwide Plaza                     and Assistant      Advisory Services, Inc. since January, 1996. Prior
Columbus, Ohio  43215                      Secretary          to that time, Mr. Carver served as Financial Controls
                                                              Manager of Nationwide Advisory Services, Inc.
-------------------------------- --------- ------------------ --------------------------------------------------------
Christopher A. Cray                 40     Vice President     Mr. Cray has been Treasurer of Nationwide Advisory
Three Nationwide Plaza                     and Secretary      Services, Inc. since September, 1997. Prior to that
Columbus, Ohio  43215                                         time he  served as director-Corporate Accounting  of
                                                              Nationwide Insurance Enterprises.
-------------------------------- --------- ------------------ --------------------------------------------------------
H. Carl Juckett                     43     Vice President     Mr. Juckett jointed Nationwide Advisory Services in
Three Nationwide Plaza                     and                July, 1998 as the  manager of Fund Accounting. Prior
Columbus, Ohio 43215                       Assistant          to joining Nationwide, Mr. Juckett served as a vice
                                           Treasurer          president for BISYS Fund Services where he managed
                                                              Fund Accounting during a four year period. Mr. Juckett
                                                              also spent eleven years with Huntington Bancshares
                                                              serving in a variety of positions related to
                                                              investments, trust and broker/dealer activities.
-------------------------------- --------- ------------------ --------------------------------------------------------

* All officers listed above are "interested persons" of the Portfolios as defined in the Investment Company Act of 1940.


INVESTMENT ADVISOR


         Investment advisory services to each of the Portfolios are provided by Banc One Investment Advisors. Banc One Investment Advisors makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees. The Portfolios' shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. Government or any of its agencies.

         As of December 31, 1998, Banc One Investment Advisors, an indirect wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company located in the state of Illinois, managed over $54 billion in assets. BANK ONE CORPORATION has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANK ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance.

         Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANK ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including One Group (an open-end management investment company which offered units of beneficial interest in 34 separate Portfolios as of December 31, 1998, some of which have similar names as the Portfolios of the Trust and are managed similarly to such Portfolios) since 1985.

         All investment advisory services are provided to the Portfolios by Banc One Investment Advisors pursuant to an investment advisory agreement dated August 1, 1994 (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect until August 31, 1999, and will continue in effect as to a particular Portfolio from year to year thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Portfolio (as defined under "ADDITIONAL INFORMATION-- Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated as to a particular Portfolio at any time on 60 days' written notice without penalty by:

       1.___the Trustees,

       2.___vote of a majority of the outstanding Shares of that Portfolio, or

       3.___the Portfolio's Advisor, as the case may be.

The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the Investment Company Act of 1940.

         The Advisory Agreement provides that Banc One Investment Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations under the Agreement.

         Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, at the following percentages of the average daily net assets of each Portfolio:

NAME OF PORTFOLIO                                 PERCENTAGE
Bond Portfolio                                       0.60%
Government Bond Portfolio                            0.45%
Balanced Portfolio                                   0.70%
Mid Cap Growth Portfolio                             0.65%
Large Cap Growth Portfolio                           0.65%
Equity Index Portfolio                               0.30%
Diversified Equity Portfolio                         0.74%
Diversified Mid Cap Portfolio                        0.74%
Mid Cap Value Portfolio.                             0.74%

         Banc One Investment Advisors has voluntarily agreed to waive all or part of its fees in order to limit the Portfolios' total operating expenses on an annual basis to not more than the following percentages of the average daily net assets of each of the Portfolios:

NAME OF PORTFOLIO                                 PERCENTAGE
Bond Portfolio                                       0.75%
Government Bond Portfolio                            0.75%
Balanced Portfolio                                   1.00%
Mid Cap Growth Portfolio                             1.10%
Large Cap Growth Portfolio                           1.00%
Equity Index Portfolio                               0.55%
Diversified Equity Portfolio                         0.95%
Diversified Mid Cap Portfolio                        0.95%
Mid Cap Value Portfolio                              0.95%


These fee waivers are voluntary and may be terminated at any time.

For the fiscal years ended December 31, 1998, 1997, and 1996, the following Portfolios paid investment advisory fees as follows:

FISCAL YEAR ENDED DECEMBER 31,

                                          1998                         1997                      1996
                                          ----                         ----                      ----
Portfolio                            Net      Waived            Net        Waived           Net         Waived
---------                            ---      ------            ---        ------           ---         ------

Government Bond Portfolio           $             $           $78,818      $23,446        $23,470       $31,993
Balanced Portfolio                  $             $          $189,332      $44,906        $26,690       $31,993
Mid Cap Growth Portfolio            $             $          $233,609      $ 4,114        $43,318       $48,685
Large Cap Growth Portfolio          $             $          $458,066      $ 1,114       $136,980       $53,497
Equity Index Portfolio              $             $               NA*          NA*            NA*           NA*

* The Equity Index Portfolio commenced operations on May 1, 1998.

Prior to March _,1999, First Chicago NBD Investment Management Company ("FCNIMCO") provided investment management services to the Predecessor Funds of the Bond Fund, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Equity Portfolio. FCNIMCO is an indirect subsidiary of BANK ONE CORPORATION and an affiliate of Banc One Investment Advisors. For the fiscal years ended December 31, 1998, 1997, and 1996, the following Portfolios paid investment advisory fees to FCNIMCO as follows:

FISCAL YEAR ENDED DECEMBER 31,

                                          1998                        1997                       1996
                                          ----                        ----                       ----
Portfolio                            Net      Waived            Net        Waived           Net         Waived
---------                            ---      ------            ---        ------           ---         ------
Bond Portfolio                      $             $             $           $            $              $
Diversified Mid Cap Portfolio       $             $             $           $            $              $
Mid Cap Value Portfolio             $             $             $           $            $              $
Diversified Equity Portfolio        $             $             $           $            $              $

GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a Portfolio for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any of its non-bank affiliates from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit a bank holding company or affiliate from acting as investment advisor, transfer agent, and custodian to an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         In the Advisory Agreement, Banc One Investment Advisors has represented to the Portfolios that it possesses the legal authority to perform the investment advisory services contemplated by the agreement and described in the Prospectus and this Statement of Additional Information without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Banc One Investment Advisors from continuing to perform such services for the Portfolios. Depending upon the nature of any changes in the services which could be provided by Banc One Investment Advisors, the Board of Trustees of the Portfolios would review the Portfolios' relationship with Banc One Investment Advisors and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BANK ONE CORPORATION subsidiary banks or their correspondent banks in connection with customer purchases of Shares of the Trust, these banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Portfolios' method of operations would affect its net asset value per Share or result in financial losses to any customer.


PORTFOLIO TRANSACTIONS


         Pursuant to the Advisory Agreement, Banc One Investment Advisors determines, subject to the general supervision of the Board of Trustees of the Portfolios and in accordance with each Portfolio's investment objective and restrictions, which securities are to be purchased and sold by each such Portfolio and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Bond Portfolios usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Portfolios, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Banc One Investment Advisors generally seeks competitive spreads or commissions, the Portfolios may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. During each of the past three fiscal years, the brokerage commissions paid by the Portfolios were as follows:

                  Portfolio                                   Aggregate Brokerage Commissions
                                                              1998                   1997                   1996
                                                              ----                   ----                   ----
         Balanced Portfolio                                   $47,608              $34,413                 $12,571

         Large Cap Growth Portfolio                          $109,720              $40,915                 $29,546

         Equity Index Portfolio                                $6,217                 NA*                     NA*

         Diversified Equity Portfolio

         Mid Cap Growth Portfolio                             $92,962             $125,008                 $98,102

         Diversified Mid Cap Portfolio

         Mid Cap Value Portfolio



         * The Equity Index Portfolio commenced operations of May 1, 1998.

         Allocation of transactions, including their frequency, to various dealers is determined by Banc One Investment Advisors with respect to the Portfolios based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Banc One Investment Advisors may receive orders for transactions by the Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Banc One Investment Advisors and does not reduce the advisory fees payable to Banc One Investment Advisors. Such information may be useful to Banc One Investment Advisors in serving both the Portfolios and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Banc One Investment Advisors in carrying out its obligations to the Portfolios.

         The Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Banc One Investment Advisors or its affiliates except as may be permitted under the Investment Company Act of 1940, and will not give preference to correspondents of BANK ONE CORPORATION subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Portfolio are made independently from those for the other Portfolios or any other investment company or account managed by Banc One Investment Advisors. Any such other investment company or account may also invest in the same securities as the Portfolios. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Portfolio and another Portfolio, investment company or account the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Banc One Investment Advisors believes to be equitable to the Portfolio(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained by a Portfolio. To the extent permitted by law, Banc One Investment Advisors may aggregate the securities to be sold or purchased by it for a Portfolio with those to be sold or purchased by it for other Portfolios or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Portfolios, Banc One Investment Advisors will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolios is a customer of Banc One Investment Advisors or its parent or subsidiaries or affiliates and, in dealing with its commercial customers, Banc One Investment Advisors and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Portfolios.


ADMINISTRATOR


         Nationwide Advisory Services, Inc, Three Nationwide Plaza, Columbus, Ohio 43215 ("NAS") serves as Administrator (the "Administrator") to each Portfolio pursuant to an administration agreement with the Trust (the "Administration Agreement"). (NAS is a wholly owned subsidiary of Nationwide Life Insurance Company, which in turn is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company of the Nationwide Insurance Enterprise). The Administrator assists in supervising all operations of each Portfolio to which it serves (other than those performed under the Advisory Agreement, and Custodian and Transfer Agency Agreements for that Portfolio). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc.

         Under the Administration Agreement, the Administrator has agreed to price the portfolio securities of each Portfolio it serves and to compute the net asset value and net income of the Portfolios on a daily basis, to maintain office facilities for the Portfolios, to maintain each Portfolio's financial accounts and records, and to furnish the Portfolios with data processing, clerical, accounting, and bookkeeping services, and certain other services required by the Portfolios with respect to each Portfolio. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Trust's operations other than those performed under the Advisory Agreement, and Custodian and Transfer Agency Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities.

         Unless sooner terminated, the Administration Agreement between the Trust and NAS will continue in effect through August 31, 1999. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement will be reviewed and ratified at least annually by the Board of Trustees, provided that the Administration Agreement is also reviewed and ratified by the majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the Administration Agreement, by vote cast in person at a meeting called for the purpose of reviewing and ratifying the Administration Agreement. The Administration Agreement may be terminated with respect to the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days' notice by the Board of Trustees or by NFS.

The Administrator is entitled to a fee for its services for each of the Portfolios (except the Equity Index Portfolio), which is calculated daily and paid monthly, at the following annualized percentages of average net assets of the Trust (less the assets of the Equity Index Portfolio):

         Fee                                         Average Net Assets
         0.24%                                       less than $250 million
         0.14%                                       greater than $250 million

For the Equity Index Portfolio, the Administrator is entitled to a fee which is calculated daily and paid monthly, equal to 0.14% of the Equity Index Portfolio's average net assets.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

 For the fiscal years ended December 31, 1998, 1997, and 1996, the following Portfolios paid administration fees as follows:

FISCAL YEAR ENDED DECEMBER 31,
------------------------------
                                         1998                1997                 1996
-----------------------------------------------------------------------------------------
Portfolio                                  Net                 Net                Net
-----------------------------------------------------------------------------------------
Government Bond Portfolio                 $                 $42,036             $29,580
-----------------------------------------------------------------------------------------
Balanced Portfolio                        $                 $64,914             $24,178
-----------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                  $                 $86,256             $33,970
-----------------------------------------------------------------------------------------
Large Cap Growth Portfolio                $                $169,132            $ 70,330
-----------------------------------------------------------------------------------------
Equity Index Portfolio                    $                     NA*                 NA*
-----------------------------------------------------------------------------------------

* The Equity Index Portfolio commenced operations on May 1, 1998.

Prior to March _,1999, FCNIMCO and BISYS served as co-administrators to the Predecessor Funds of the Bond Fund, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Equity Portfolio. For the fiscal years ended December 31, 1998, 1997, and 1996, the following Portfolios paid investment advisory fees to FCNIMCO and BISYS as follows:

FISCAL YEAR ENDED DECEMBER 31,

                                            1998                       1997                   1996
-----------------------------------------------------------------------------------------------------------
Portfolio                            Net      Waived            Net        Waived        Net         Waived
-----------------------------------------------------------------------------------------------------------
Bond Portfolio                      $         $                $           $            $             $
-----------------------------------------------------------------------------------------------------------
Diversified Mid Cap Portfolio       $         $                $           $            $             $
-----------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio             $         $                $           $            $             $
-----------------------------------------------------------------------------------------------------------
Diversified Equity Portfolio        $         $                $           $            $             $
-----------------------------------------------------------------------------------------------------------

SUB-ADMINISTRATOR

     For the period beginning November 14, 1998 and ending March __, 1999, NAS served as sub-administrator to the Predecessor Funds and received fees equal to __________ from the Predecessor Funds' administrator.

     The Board of Trustees of the Trust has approved a Sub-Administration Agreement between Banc One Investment Advisors and NAS that will be effective on or after April 1, 1999. Under the proposed contract, Banc One Investment Advisors will be entitled to a fee equal to ________].

CUSTODIANS, SUB-CUSTODIAN AND TRANSFER AGENT

     Custodian. State Street Bank and Trust Company ( "State Street"), P.O. Box 8500, Boston, MA 02266-8500 acts as custodian for the Portfolios under a Custodian Agreement with the Trust (the "Custodian Agreement"). Under the Custodian Agreement, State Street:

     (i) maintains a separate account or accounts in the name of each Portfolio;
     (ii) makes receipts and disbursements of money on behalf of each Portfolio;
     (iii) collects and receives all income and other payments and distributions on account of the Portfolios' portfolio securities; responds to correspondence from security brokers and others relating to its duties; and
     (iv) makes periodic reports to the Board of Trustees concerning the Portfolios' operations.

State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreements.


         NBD ("NBD"), an indirect wholly-owned subsidiary of BANK ONE CORPORATION, served a Custodian for the Predecessor Funds pursuant to a Custodian Agreement. Under the Custodian Agreement, NBD was entitled to a fee of
------------.

         Sub-Custodian. Bank One Trust Company, N.A. (the "Sub-Custodian") serves as Sub-Custodian in connection with the Trust's securities lending activities, pursuant to a Subcustodian Agreement, dated as of June 11, 1998 between the Trust, State Street and Bank One Trust Company and a Securities Lending Agreement, dated as of June 15, 1998 between the Trust, Banc One Investment Advisors, and the Subcustodian. The Sub-Custodian is an indirect subsidiary of BANK ONE CORPORATION and an affiliate of Banc One Investment Advisors. The Sub-Custodian is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to:

     - .05% of the value of collateral received from the Borrower for each securities loan of U.S. Government and Agency Securities; and

     - .10% of the value of collateral received from the Borrower for each loan of equities and corporate bonds.

         Use of Depositories. Rules adopted under the Investment Company Act of 1940 permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories.

         Transfer Agent and Dividend Disbursing Agent. Nationwide Investors Services, Inc. ("NIS"), One Nationwide Plaza, Columbus, Ohio, 43215, a subsidiary of NAS, the Administrator of the Trust, serves as Transfer Agent and Dividend Disbursing Agent for each Portfolio pursuant to Transfer Agency Agreement with the Trust (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, NIS has agreed to: (i) issue and redeem Shares of the Portfolios; (ii) address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (iii) respond to correspondence or inquiries by Shareholders and others relating to its duties;
(iv) maintain Shareholder accounts and certain sub-accounts; and (v) make periodic reports to the Board of Trustees concerning the Portfolios operations.


EXPERTS


Independent Public Accountants. PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215 serves as the independent accountants of the Trust.

Fund Counsel. The law firm of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005-3333 is counsel to the Trust.


ADDITIONAL INFORMATION

DESCRIPTION OF SHARES


The Trust is a Massachusetts business trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on June 7, 1993 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the

Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes nine series of Shares which represent interests in the following Portfolios:

         1. Bond Portfolio
         2. Government Bond Portfolio
         3. Balanced Portfolio
         4. Mid Cap Growth Portfolio
         5. Large Cap Growth Portfolio
         6. Equity Index Portfolio
         7. Diversified Equity Portfolio
         8. Diversified Mid Cap Portfolio
         9. Mid Cap Value Portfolio



         The Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Trust, except that the Trustees may amend the Declaration of the Trust without the vote or consent of shareholders to:


         (1) designate series of the Trust;

         (2) change the name of the Trust; or

         (3) supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.


         Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. Shares have no subscription or preemptive rights and only those conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Portfolio are entitled to receive the assets available for distribution belonging to the Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution.

         Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Portfolio affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Portfolio is required in connection with a matter, a Portfolio is deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical, or that the matter does not affect any interest of the Portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding Shares of the Portfolio. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.


         The Trust may suspend the right of redemption only under the following unusual circumstances:

          (i) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         (iii) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

SHAREHOLDERS


         All Shares of the Portfolios will be purchased by insurance company separate accounts to fund variable annuity and variable life contracts ("Insurance Contracts"). For information concerning the purchase and redemption of Shares by Separate Accounts, you should refer to the prospectus that you received when you purchased your variable life or variable insurance contract.

         As of January 18, 1999, the Trust believes that no Shareholder owned beneficially more than 25% of the outstanding shares of any Portfolio of the Trust.

                                 5% SHAREHOLDERS

In addition, as of January 18, 1999, the following persons were the owners of more than 5% of the outstanding Shares of the following Portfolios:




----------------------------------------------------------------------------------------------------

                                                                               PERCENT      TYPE OF
NAME AND ADDRESS                          PORTFOLIO                            OWNERSHIP    OWNERSHIP

----------------------------------------------------------------------------------------------------

Separate account of                       Government Bond Portfolio               84%      Record
Nationwide Life and
Annuity Insurance Company
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029


----------------------------------------------------------------------------------------------------

Nationwide Life and Annuity Insurance     Government Bond Portfolio               16%     Record &
Company                                                                                   Beneficial
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

Separate account of
Nationwide Life and Annuity Insurance     Balanced Portfolio                      98%        Record
Company
Financial Horizons Variable Acct 3
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029


----------------------------------------------------------------------------------------------------

Separate account of
Nationwide Life and Annuity Insurance     Mid Cap Growth Portfolio                99%        Record
Company
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio  43218-2029

----------------------------------------------------------------------------------------------------

Separate account of
Nationwide Life and Annuity Insurance     Large Cap Growth Portfolio              96%        Record
Company
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029


----------------------------------------------------------------------------------------------------

Banc One Capital Corp                     Equity Index Portfolio                  6%         Record
c/o Barry Goudy Seed Account                                                             & Beneficial
150 E. Gay St. FL 24
Columbus, Ohio  43215-3130


----------------------------------------------------------------------------------------------------

Nationwide Life Insurance Company         Equity Index Portfolio                  18%        Record
Nationwide Life Insurance Co Seed Account                                                & Beneficial
One Nationwide Plaza
c/o Investment Accounting
Attn Pam Smith 1-32-05
Columbus, Ohio  43215-2239


----------------------------------------------------------------------------------------------------

Separate account of
Nationwide Life and Annuity Insurance     Equity Index Portfolio                  76%        Record
Company
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029


----------------------------------------- --------------------------------------- ------------------- -------------------

         As of January 18, 1999, the Trust believes that the trustees and officers of the Trust, as a group, owned less than 1% of the shares of any Portfolio of the Trust.


CALCULATION OF PERFORMANCE DATA


         The Portfolios may quote their performance in various ways. All performance information supplied by the Portfolios in advertising is historical and is not intended to indicate future returns. The Portfolios' share prices, yields and total returns fluctuate in response to market conditions and other factors, and the value of Portfolio shares when redeemed may be more or less than their original cost.

         From time to time, Banc One Investment Advisors and/or Administrator may voluntarily waive all or a portion of its respective fee and absorb certain expenses for the Portfolios. Performance information contained in advertisements includes the effect of deducting a Portfolio's expenses, but may not include charges and expenses attributable to the variable annuity, variable life or pension/retirement plan through which you have made your investment (a "Funding Vehicle"). Because the Portfolios' shares may only be purchased through a Funding Vehicle, you should carefully review your insurance contracts for information on fees and expenses associated with the Funding Vehicle through which your shares have been purchased. Excluding such fees and expenses from the Portfolios' performance quotations has the effect of increasing the performance quoted.

         A Portfolio's respective total return and average annual total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Portfolio for each of the periods shown. Total return for a Portfolio is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in net asset value and reinvestment of dividends and distributions.

         Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, a Portfolio's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of a Portfolio's quality, composition, and maturity, as well as expenses allocated to the Portfolio.

         Statistical and performance information compiled and maintained by CDA Technologies, Inc. ("CDA") and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual Portfolios. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15), may also be used. Current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.

         Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment. From time to time, all of the Portfolios may quote actual total return performance in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.


         The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.


         The Portfolios may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

         The Portfolios may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

         The Portfolios may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA and Interactive Data Corporation.

         The Portfolios may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

          The average annual total return for the one year ended December 31, 1998 and for the life of each Portfolio was as follows:


                                                                       Date Portfolio
                                            One Year       Life      Commenced Operation
                                            --------       ----      -------------------
         Bond Portfolio                    8.66%           10.21%         5/1/97
         Government Bond Portfolio         7.32%            7.87%         8/1/94
         Balanced Portfolio               19.09%           16.32%         8/1/94
         Mid Cap Growth Portfolio         38.82%           23.13%         8/1/94
         Large Cap Growth Portfolio       41.27%           25.34%         8/1/94
         Equity Index Portfolio               --           10.52%         5/1/98
         Diversified Equity Portfolio     13.10%           20.31%         3/30/95
         Diversified Mid Cap Portfolio     4.91%           17.47%         3/30/95
         Mid Cap Value Portfolio          -3.31%            7.65%         5/1/97



         The 30 day yield for the Portfolios listed below is as follows:

                                      30 Day Yield @ 12/31/98

         Bond Portfolio                                      4.89%
         ---------------------------------------------------------
         Government Bond Portfolio                           5.24%
         ---------------------------------------------------------
         Balanced Portfolio                                  1.99%
         ---------------------------------------------------------


MISCELLANEOUS

         The Trust is not required to hold a meeting of Shareholders for the purpose of annually electing Trustees except that


          (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders, and

         (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose. This meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

         As used in the Portfolios' Prospectus and in this Statement of Additional Information, "assets belonging to a Portfolio" means the consideration received by the Trust upon the issuance or sale of Shares in that Portfolio, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any Portfolios or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Portfolio that are allocated to that Portfolio by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Portfolios will be the relative net asset values of the respective Portfolios at the time of allocation. Each Portfolio's direct liabilities and expenses will be charged to the assets belonging to that Portfolio. Each Portfolio will also be charged in proportion to its relative net asset value for the general liabilities and expenses of the Trust. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Portfolios will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Portfolio are conclusive.

         As used in the Portfolios' Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Portfolio, or a particular class of Shares of a Portfolio, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio, or (b) 67% or more of the Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio are represented in person or by proxy.


         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.


         Financial Statements for the Portfolios will be inserted into the Statement of Additional Information in a subsequent filing made pursuant to Rule 485b.

                                     PART C

                                OTHER INFORMATION


ITEM 23.      EXHIBITS

                     (a)    Amended Declaration of Trust dated November 19,
                            1998 is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.
                     (b) Registrant's Bylaws Dated July 8, 1993, are incorporated by reference to Registrant's registration statement on Form N-1A, filed on July 14, 1993.
                     (c)    None
                     (d)(1) Investment Advisory Agreement is incorporated by
                            reference to Pre-Effective Amendment No. 2 to the Registrant's registration statement on Form N-1A, filed on July 29, 1994.
                     (d)(2) Amended Appendix A to the Investment Advisory
                            Agreement, dated November 19, 1998, is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.
                     (e)    None
                     (f)    Deferred Compensation Plan for Trustees of The One
                            Group Investment Trust is filed herewith.
                     (g)(1) Custodian Agreement with State Street Bank and
                            Trust Company, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A, filed on May 26, 1994.
                     (g)(2) Subcustodian Agreement for The One Group
                            Investment Trust between State Street Bank and Trust Company, Bank One Trust Company, N.A. and the Registrant dated as of June 11, 1998 is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.
                     (h)(1) Transfer and Dividend Disbursing Agent Agreement
                            between Registrant and Nationwide Investors
                            Services, Inc., is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A, filed on May 26, 1994.
                     (h)(2) Amended Appendix A to the Transfer and Dividend
                            Disbursing Agent Agreement, dated November 19, 1998, is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.
                     (h)(3) Amended and Restated Fund Participation
                            Agreement among the Registrant, Nationwide Life and Annuity Insurance Company, and Nationwide Advisory Services, Inc. is dated as of May 20, 1998 is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.
                     (h)(4) Amended Appendix A to the Fund Participation
                            Agreement dated November 19, 1998 is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.
                     (h)(5) Amended and Restated Administrative Services

                            Agreement between Registrant and Nationwide Advisory Services, Inc. dated November 19, 1998, is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.
                     (h)(6) Securities Lending Agreement for The One Group
                            Investment Trust between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. dated as of June 15, 1998 is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.
                     (i)    Opinion of Ropes & Gray is filed herewith.
                     (j)(1) Consent of Ropes & Gray is filed herewith.
                     (j)(2) Consent of PricewaterhouseCoopers LLP, Independent
                            Accountants is filed herewith.
                     (k)    None
                     (l)    None
                     (m)    None
                     (n)    To be filed by subsequent filing pursuant to Rule
                            485(b)
                     (o)    None


                     Copies of powers of attorney of Registrant's trustees and officers whose names are signed to this Registration. Statement pursuant to said powers of attorneys are filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT As of the effective date of this Registration Statement, there are no persons controlled or under common control with the Registrant.

ITEM 25. INDEMNIFICATION


         Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in Article V, Sections 5.1 through 5.3 of the Declaration of Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under Section 5.1 of the Declaration of Trust shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act

         (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

         (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof:

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust:

                  (iii) in the event of a settlement of other disposition not involving a final adjudication as provided in paragraphs (b) (i) or (b)
         (ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                  (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (B) by written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of Section 5.3 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Section 5.3 of the Declaration of Trust, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in Section 5.3 of the Declaration of Trust, a "Disinterested Trustee" is one (i) who is not an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. See Item 24(b)(1) (Exhibit 1) above, whose terms and conditions as summarized herein are hereby incorporated by reference.

         Limitation of liability provisions for the Investment Advisor are set forth in paragraph 4 of the Investment Advisory Agreement. The Investment Advisor shall not be liable for any instructions, action or failure to act, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of the Investment Advisor, whether or not such recommendation shall have been based upon its own investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith; but nothing herein contained shall be construed to protect the Manager against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement. See item 24(b)(5) above (Exhibit 3), whose terms and conditions as summarized herein are hereby incorporated by reference.

         Registrant undertakes that it will comply with the indemnification provisions of its Declaration of Trust, Investment Advisory Agreement, and any other agreement to which the Registrant is a party containing indemnification provisions in accordance with the provisions of Investment Company Act of 1940 Release No. 11330, as modified from time to time.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR



         Banc One Investment Advisors Corporation (the "Advisor") performs investment advisory services for all of the Funds of the Group. As of December 31, 1998, the Advisor, an indirect wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company located in the state of, Illinois, managed over $54 billion in assets. BANK ONE CORPORATION has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANK ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance.


         To the knowledge of Registrant, none of the directors or officers of the Advisor, except as set forth herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of the Advisor who are engaged in any other business, profession, vocation or employment of a substantial nature.

                    BANC ONE INVESTMENT ADVISORS CORPORATION

POSITION WITH
BANC ONE INVESTMENT                        OTHER SUBSTANTIAL                         TYPE OF
ADVISORS CORPORATION                          OCCUPATION                            BUSINESS
--------------------                          ----------                            --------

David J. Kundert                       Chairman, Bank One Trust                     Investment
Chairman & CEO                         Company, NA, 100 East Broad Street,          Advisor
                                       Columbus, Ohio 43215

Frederick L. Cullen                    Chairman/CEO, Bank One                       Banking
Director                               NA; Chairman and ,
                                       Chief Operating Officer,
                                       Banc One Ohio Corporation
                                       100 East Broad Street, Columbus,
                                       Ohio 43215

Garrett Jamison                        President & Chief Executive                  Banking
Director                               Officer, Bank One Trust Company,
                                       NA, 100 East Broad Street, Columbus,
                                       Ohio 43215

Geoffrey von Kuhn                      Vice Chairman                                Investment
Director                               Banc One Capital Corporation                 Banking
                                       150 East Gay Street, Columbus,
                                       Ohio 43215

David R. Meuse                         Chairman/CEO Banc One                        Investment
Director                               Capital Holding Corporation                  Banking
                                       150 East Gay Street, Columbus,
                                       Ohio 43215


ITEM 27. PRINCIPAL UNDERWRITER


         Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


       Trust Agreements, Bylaws and Minute Books:
              Alan G. Priest
              Ropes & Gray
              One Franklin Square
              1301 K Street, N.W.
              Suite 800 East
              Washington, D.C. 20005-3333

       Records relating to investment advisory services:
              Banc One Investment Advisors Corporation
              1111 Polaris Parkway, Suite 100
              Columbus, OH 43271-0211

       All other Accounts and Records:
              Christopher A. Cray
              Nationwide  Advisory
              Services, Inc.
              Three Nationwide Plaza
              Columbus, OH 43215


ITEM 29.  MANAGEMENT SERVICES


         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


ITEM 30.  UNDERTAKINGS



          None

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE CITY OF WASHINGTON, DISTRICT OF COLUMBIA ON THE 27th DAY OF JANUARY, 1999.


                                  ONE GROUP(R) INVESTMENT TRUST (Registrant)

                                   /s/James F. Laird, Jr. *
                              By:  James F. Laird, Jr.

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT OF THE ONE GROUP(R) INVESTMENT TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 27th DAY OF JANUARY, 1999.


        SIGNATURE                                 TITLE
        ---------                                 -----

/S/PETER C. MARSHALL*                             Trustee
   Peter C. Marshall

/S/CHARLES I. POST*                               Trustee
   Charles I. Post

/S/FREDERICK W. RUEBECK*                          Trustee
   Frederick W. Ruebeck

/S/ROBERT A. ODEN JR.*                            Trustee
   Robert A. Oden Jr.

/S/JOHN F. FINN*                                  Trustee
   John F. Finn

PRINCIPAL EXECUTIVE OFFICER/PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER

JAMES F. LAIRD, JR.*                              President
James F. Laird, Jr.                               and Treasurer

*By ALAN PRIEST


Alan Priest
Attorney-in-fact, pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY
                                -----------------


         Frederick W. Ruebeck, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 21, 1998


                                                /s/ Frederick W. Ruebeck
                                                ------------------------
                                                Frederick W. Ruebeck

                                POWER OF ATTORNEY
                                -----------------


         John F. Finn, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 27, 1998


                                                /s/ John F. Finn
                                                ----------------
                                                John F. Finn

                                POWER OF ATTORNEY
                                -----------------


         Charles I. Post, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 21, 1998


                                                /s/ Charles I. Post
                                                -------------------
                                                Charles I. Post

                                POWER OF ATTORNEY
                                -----------------


         Peter C. Marshall, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 21, 1998


                                                /s/ Peter C. Marshall
                                                ---------------------
                                                Peter C. Marshall

                                POWER OF ATTORNEY
                                -----------------


         Robert A. Oden, Jr., whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 21, 1998



                                                /s/ Robert A. Oden, Jr.
                                                -----------------------
                                                Robert A. Oden, Jr.

                               POWER OF ATTORNEY

     James F. Laird, Jr., whose signature appears below, does hereby constitute and appoint Martin E. Lybecker and Alan G. Priest, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated February 29, 1996


                                             /s/ James F. Laird, Jr.
                                             ------------------------------
                                             James F. Laird, Jr.

EXHIBIT INDEX                           DESCRIPTION
-------------                           -----------

99(f)                                   Deferred Compensation Plan for Trustees of The One Group Investment Trust
99(i)                                   Opinion of Ropes & Gray
99(j)(1)                                Consent of Ropes & Gray
99(j)(2)                                Consent of PricewaterhouseCoopers LLP